The
                                     Royce
                                     Funds

                               Value Investing in
                          Small Companies for 25 Years

                               Royce Value Trust
                             Royce Micro-Cap Trust
                               Royce Global Trust

                            1998 Semi-Annual Report

                               www.roycefunds.com

A Few Words on Closed-End Funds
--------------------------------------------------------------------------------

Royce & Associates, Inc. manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Global Trust, a closed-end fund that focuses on domestic companies with an overseas presence or foreign firms that conduct substantial business in the United States.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund's Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings which may include periodic rights offerings. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds where the fund sells and redeems its shares on a continuous basis.

--------------------------------------------------------------------------------

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES
NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE

[bullet] Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

[bullet] In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

[bullet] A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small and micro-cap securities.

[bullet] The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

[bullet] Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Royce Value Trust has adopted a quarterly distribution policy.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

--------------------------------------------------------------------------------

WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor's total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 12, 14 and 16. For additional information on the Funds' Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 19.

                                                                 The Royce Funds
--------------------------------------------------------------------------------


SEMI-ANNUAL REPORT REFERENCE GUIDE
--------------------------------------------------------------------------------

"Curiouser and Curiouser": The Equity Markets.                                 2
--------------------------------------------------------------------------------
Investing "Through the Looking Glass": Finding Value in                        5
an Overvalued Market.
--------------------------------------------------------------------------------
Royce Value Trust outperformed both of its small-cap                          12
benchmark indices, the Russell 2000 and the S&P 600, for
the quarter, the first half, and the one-year period ended
June 30, 1998 on both an NAV and a market price basis.
--------------------------------------------------------------------------------
Royce Micro-Cap Trust outperformed its benchmark index,                       14
the Russell 2000, for the one- and three-year periods ended
June 30, 1998 on both an NAV and a market price basis.
--------------------------------------------------------------------------------
Royce Global Trust has provided an average annual NAV                         16
total return of 19.2% and an average annual market price
total return of 21.5% since we assumed management of
the portfolio on November 1, 1996.
--------------------------------------------------------------------------------
Updates and Notes: Our New and Improved Website (www.roycefunds.com).         20
--------------------------------------------------------------------------------
Schedules of Investments and Other Financial Statements.                      22
--------------------------------------------------------------------------------
Postscript: Hang Time.                                         Inside back cover

For 25 years, our value approach has focused on evaluating a company's private worth what we believe an enterprise would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we will pay for a security must be significantly lower than our appraisal of its private worth.

[graphic: looking through magnifying glass at The Royce Funds listing in newspaper]


NAV AVERAGE ANNUAL TOTAL RETURNS Through June 30, 1998

                                    2ND QUARTER        YEAR-TO-DATE
 FUND (INCEPTION)                     1998*               1998*         1-YEAR     3-YEAR
-----------------------------------------------------------------------------------------
 Royce Value Trust (11/26/86)         -2.7%                8.6%          22.4%      20.2%
-----------------------------------------------------------------------------------------
 Royce Micro-Cap Trust (12/14/93)     -1.8                 8.4           23.1       20.6
-----------------------------------------------------------------------------------------
 Royce Global Trust (11/1/96)**       -5.3                 6.5           11.3        N/A
-----------------------------------------------------------------------------------------

 * Not annualized. **Date Royce & Associates assumed investment management.

[sidebar]

[photo: Charles M. Royce]
Charles M. Royce, President

Many people argue that as long as the U.S. economy remains as robust as it has been, the stock market should continue to rise. We believe, however, that the factors that drive the stock market are very complex, and the notion that a strong economy guarantees a strong market greatly oversimplifies the issue. Markets will fluctuate.

[end sidebar]

Letter To Our Stockholders
--------------------------------------------------------------------------------

[cartoon graphic: Alice in Wonderland with Queen of Hearts, Mad Hatter and Rabbit looking at chart of S&P 500 returns (Drawn in the style of Tenniel)]

Drawing by Hank Blaustein; -c- 1998

"CURIOUSER AND CURIOUSER"

Alice's wide-eyed response to Wonderland reflects our own take on the current equity markets. Returns continued their ascent as all major stock market indices reached record highs during 1998's first six months. Like the bully at the playground, the "biggest" companies enjoyed the biggest rewards. The large-cap indices - S&P 500 and Dow Jones Industrial Average ("DJIA") - along with the technology driven Nasdaq Composite, each posted six-month results well in excess of their average historic 12-month returns. We expect that most investors never imagined investing would be so easy. As Berkshire Hathaway Vice Chairman Charlie Munger once quipped, "If successful investing required merely extrapolating history (and especially recent market returns), the Forbes 400 would consist entirely of librarians."

     Even more curious are the level and convergence of long and short-term returns. We looked at quarter-end return periods for the S&P 500 over the last 52 years. We found that the time-weighted composite of one, three, five, 10, 15 and 20-year results ended June 30, 1998 was surpassed only by 1998's first quarter-ending results. While the short-term returns were exceptional, the long-term results were even more surprising. We could not help looking at the median and worst performance periods, as well. Two of the bottom three performance periods ended shortly after we began to manage Pennsylvania Mutual Fund 25 years ago. We are all Alices living in Wonderland now.

2  |  The Royce Funds Semi-Annual Report 1998

     For the first six months of 1998, the S&P 500 and DJIA were up 17.7% and 14.2%, respectively, while the Nasdaq Composite was up an even more amazing 20.7%. While it would be easy to declare, as Alice's Dodo did, "Everybody has won, and all must have prizes," further investigation of first-half results reveals a telling insight. According to statistics published by FactSet Data, the S&P 500's 50 largest companies rose nearly 26% in the first half, while the other 450 gained just 9.5%. Investors' preferences for the biggest and most well-known companies stem from concerns about a potential economic slowdown, global economic unrest and liquidity (the ability to easily buy and sell securities). We find this ironic in that we believe that many of the companies most likely to be affected by global problems are precisely the ones whose share prices are rising the fastest.

     Small-cap relative returns were affected by both the sector's significantly higher level of volatility and by the substantial strength of the large-cap market. For 1998's first half, the Russell 2000 was up an uninspiring 4.9%. As good as the first quarter was for the index (+10.0%), it was not able to sustain the pace, dropping 4.7% in the second quarter. As small-cap managers, we are frequently asked, "if relative valuations and earnings growth for your sector are better than for large-caps, when will small-cap stock prices reflect this?" We do not know.

                                                                           Composite
Quarter    1-Year     3-Year    5-Year   10-Year    15-Year   20-Year   Return     Rank
---------------------------------------------------------------------------------------
Mar-98      48.0%     32.8%     22.4%      19.9%     17.8%     17.7%     20.1%       1
---------------------------------------------------------------------------------------
Jun-98      30.0      30.2      23.1       18.6      17.2      17.4      19.1        2
---------------------------------------------------------------------------------------
Dec-97      33.3      31.1      20.2       18.0      17.5      16.6      18.6        3
---------------------------------------------------------------------------------------

Mar-67       4.7       7.9      10.2       11.1      13.3      14.3      12.5       104
---------------------------------------------------------------------------------------
Dec-86      18.6      18.4      19.8       13.8      10.8      10.2      12.5       105
---------------------------------------------------------------------------------------
Dec-90      -3.1      14.1      13.1       13.9      13.9      11.1      12.5       106
---------------------------------------------------------------------------------------

Jun-49      -9.5      -3.0       7.1        8.6       8.1       2.3       5.0       208
---------------------------------------------------------------------------------------
Dec-74     -26.3      -9.2      -2.4        1.2       4.3       6.9       2.7       209
---------------------------------------------------------------------------------------
Sep-74     -38.8     -10.6      -4.2        0.5       4.1       7.0       2.1       210
---------------------------------------------------------------------------------------

Note: Composite return percentages were derived by time-weighting the returns of each of the performance periods allotted by proportion of overall time period vs. each period (e.g., the total of 1, 3, 5, 10, 15 and 20 is 54. The return for the 20-year period is weighted 37% {20 [div.] 54}).

"Which Way? Which Way?"

Alice's question about which direction to follow upon arriving in Wonderland aptly reflects investor sentiment regarding recent small-cap underperformance. First the good news. Since the trough in October 1990, small-cap stocks, as measured by the Russell 2000, have provided a 21.4% average annual total return. And now the bad news. Since the May 1996 peak, the Russell 2000 has generated a 12.7% average annual total return. What's so bad about a 12.7% average annual total return? Nothing, until you compare it to the large-cap S&P 500, which over the same period compounded at a 29.9% average annual rate. Contributing to this substantial performance disparity were more frequent and severe declines within the small-cap sector. In fact, since the May 1996 small-cap peak, the Russell 2000 has undergone three separate 10%+ declines, while the S&P 500 has endured only one. As we have suggested in past letters, higher volatility generally precedes lower returns and, in our opinion,

Rolling Return of the S&P 500 over 1,3,5,10, 15 and 20-Year Periods Ranked by Time-Weighted Score for 210 Periods Ended 3/31/46 Through 6/30/98


                                    The Royce Funds Semi-Annual Report 1998  | 3

[sidebar]

We think that the market has recently benefited from the economic misfortune of other countries, such as Japan, and a superbly profitable moment in the U.S. economy accompanied by a significant decline in interest rates. None of these features are permanent and none are likely to continue to have the same enormously positive impact.

[end sidebar]

provides an edge for value. Performance results for the "growth" and "value" segments of the Russell 2000 bore this out. From the May 22, 1996 peak through June 30, 1998, the Russell 2000 Value Index was up 51.5% versus a gain of only 9.6% for the Russell 2000 Growth Index.

                         Small Cap: REVERSAL OF FORTUNE

                   Total Returns of Russell 2000 vs. S&P 500
                 From Small-Cap Trough in 1990 and Peak in 1996

--------------------------------------------------------------------------------
                                        10/31/90-                  5/31/96-
                                         5/31/96                    6/30/98
--------------------------------------------------------------------------------
Russell 2000                              233.9%                     29.9%
S&P 500                                   158.7%                     75.8%

                            Cause: MORE FREQUENT AND
                                 SEVERE DECLINES

[BAR CHART]

S&P 500                                          Russell 2000
-------                -----------------------------------------------------
10/7/97 -              5/22/96 -            10/13/97 -            4/21/98 -
10/27/97               7/24/96               1/12/98              6/15/98
--------               -------              --------              -------
-10.8%                  -11.5%                -11.6%                 -15.5%

Since the small-cap peak in May '96, small-caps have undergone three separate 10%+ declines, while the S&P 500 has had only one.

We believe that small-cap's higher level of volatility may have implications for large-cap stocks as well - though many investors tend to look at this the other way around and insist that large-caps lead small-caps. To us, however, the small-cap world is more indicative of the "average" stock, so that at some point, large-cap stocks will take their cues from small-cap's higher volatility and overall performance. A period of high returns (similar to recent market experience) - when accompanied by continued performance divergence - often precedes a substantial market correction. We believe that this may occur in the months ahead.

[cartoon graphic: school of small fish chasing large fish with caption "The next cycle?"]

REASONABLE INVESTORS IN UNREASONABLE TIMES

As we sit back and assess our own six-month results, we are reminded of a simple, yet important, premise - while we can control our investment process, we cannot control our relative investment results, especially over the short term. We believe that a well-planned and consistently applied approach will result in attractive long-term returns, even when compared to appropriate indices and peers. In the short term, however, anything can happen, and usually does. Thus, when we report our semi-

[pull quote]

By not focusing on what we can't control, our relative results, we are able to focus on what is important - understanding risk and reward while maintaining a long-term perspective.

[end pull quote]


4 | The Royce Funds Semi-Annual Report 1998 annual performance results, we try to temper our enthusiasm when things have gone well and to keep our chins up when they have not. By not focusing on what we can't control, our relative results, we are able to focus on what is important--understanding risk and reward while maintaining a long-term perspective.

     Our investment approach provided a short-term advantage in this period of higher volatility for small-cap stocks. For 1998's first six months, our results, while reflecting the small-cap and micro-cap universe in which we invest, were better than that of our small-cap benchmark index, the Russell 2000. The same performance relationship also has held true since the May 1996 small-cap peak. For a complete review and discussion of our results and our risk profiles, please see pages 12-17.

                           RECENT PERFORMANCE RESULTS

                                           Year-to-date         5/22/96 -
                                           1998                 6/30/98
--------------------------------------------------------------------------------
Royce Value Trust (NAV)                     8.6%                 47.0%
Royce Micro-Cap Trust (NAV)                 8.4                  43.1
Royce Global Trust (NAV)                    6.5                   N/A
Russell 2000                                4.9                  28.7

THROUGH THE LOOKING GLASS:
FINDING VALUE IN AN OVERVALUED MARKET

Traditional measures of market value in large-cap stocks, such as price/earnings, price/book and price/dividends ratios, are at their highest levels in history. This suggests that we may be approaching fully valued territory for equity markets overall. We are inclined to agree, and on one level view the seemingly endless ascent of the market with great concern. On the other hand, our business buyer's perspective points us in a different direction, namely that we work in a market of stocks, not a stock market. Successful investors have always emphasized the importance of a long-term view, one that centers on understanding the nature of a company's business. It is an idea that we have utilized throughout our 25 years of investing, one that we think enables us to find value in an overvalued market, in spite of this apparent paradox.

     Overvaluation relates directly to expectations. Many investors are chasing performance, particularly in large-cap stocks. The current investment standard is to continue investing in what has worked, not what will work. This is akin to driving while using only the rear-view mirror. Our practice has always been to mine low-expectation areas. Currently, we are finding opportunities, especially in the micro-cap sector. Micro-caps represent the largest domestic equity market in terms of names and often show little correlation with the large-cap market. We believe that this sector of the market, which may be higher in risk than the large-cap market, represents undervalued opportunity, especially in light of the high expectations and short attention spans of investors in other areas.

     "What do you mean by that," said Alice's Caterpillar sternly. "Explain yourself!" By way of explanation, consider the vast size in our stock-selection universe - close to 8,000 public companies currently have market capitalizations of less than $1 billion.


                                    The Royce Funds Semi-Annual Report 1998  | 5

[sidebar]

A question we often hear is "why aren't small-caps doing better if the valuations are so attractive?" It is worth remembering that valuations may have nothing to do with performance in the short run. Very often performance comes well after attractive valuations are present. Patience is critical.
[end sidebar]

[pull quote]

What value investing pioneer Professor David Dodd said many years ago has seldom been more true than it is today: "There are no new eras, only new errors."

[end pull quote]

The size and diversity of the small-cap and micro-cap sectors allow for any number of companies to escape the attention of both individual and institutional investors. Even in a world where information travels across the globe in seconds, interpretations remain imperfect, due in part to the sheer volume of data and in part to more human factors. We are still finding well-managed, financially sound companies that are either unnoticed by, or out of favor with, the larger investment community. So while equal access to information exists, you must know where to look and what to do with what you find.

     Working in this fashion means that we still believe in market cycles and in the importance of attempting to reduce risk. Of course, there are those dissenting voices who insist that we have entered a "new era" of investing where concepts such as "market cycle," "risk" and "negative return" are the quaint relics of a distant past. These people insist that markets now move sequentially, not cyclically, and offer a wildly optimistic view of the market's future. We must take issue with this argument. What value investing pioneer Professor David Dodd said many years ago has seldom been more true than it is today: "There are no new eras, only new errors."

"THE TIME HAS COME, THE WALRUS SAID, TO TALK OF MANY THINGS"

Having enjoyed his first visit so much that he could not manage to stay away for long, our investment advisor friend recently returned to midtown Manhattan for a long weekend getaway that included fireworks, a poetry slam, an outdoor swing concert at Lincoln Center and a stop at our office. The intrepid advisor arrived with an array of questions. As Alice reminds us, "What is the use of a book without pictures or conversations?"

     When you are looking at a given company, how do the portfolio managers and analysts interact?

     We have substantial interaction between our six analysts and our four portfolio managers. Our analysts are involved in every step of the stock selection process. When we are interested in a company, we run a very systematic "fire drill" on the company's basics. We examine the balance sheet and income statement history, cash flows, and comments from management to quickly assemble a snapshot of the company. We insist on having multiple sets of eyes viewing every company.


6  |  The Royce Funds Semi-Annual Report 1998

[pull quote]

This format is critical because it brings together all of the information we have gathered and opens our eyes to the kinds of risks we are considering.

[end pull quote]

After the "fire drill," what is the next step?

Quantitative information, now available to everybody instantly, is a commodity today. This access is no longer an edge in and of itself. The next step is dealing with non-quantitative research activity. When we first look at a given company, one or two analysts work with a portfolio manager. Once we have decided to follow through on an idea and begin the strategic analysis process, we test our idea using the Socratic method. We ask ourselves questions that force us to delve deeply. This format is critical because it brings together all of the information we have gathered and opens our eyes to the kinds of risks we are considering.

Do portfolio managers do any of their own research or is that left to the analysts?

Everybody takes an active part in the research process, including both grunt work and strategic analysis. We all wade through financial statements. We meet with management. We speak to the company's customers, suppliers and competitors. The kind of research we do is labor-intensive and time-consuming.

How do you track a company once you own it?

We stay in touch with management, we continue to carefully examine the financial statements when they are published on a quarterly basis and we look for developments both within the company and in the economy as a whole that may affect the company's or its sector's business. Contrary to what people think, companies do not change very much on a quarter-to-quarter basis. Prices, on the other hand, change constantly, and we watch them every day.

Are there any advantages you have as an institutional trader that an individual investor does not enjoy?

We deal with over 100 broker-dealers, which certainly gives us an advantage. Today's electronic trading systems are a great help. We also attempt to trade within the spreads, between the bid and ask, in a way that would be difficult for an individual.

[pull quote]

Contrary to what people think, companies do not change very much on a quarter-to-quarter basis. Prices, on the other hand, change constantly, and we watch them every day.

[end pull quote]

                                    The Royce Funds Semi-Annual Report 1998  | 7

[sidebar]

We think of value investing as planting before the harvest. As confident as we may feel, we cannot predict when, or even if, harvest time will come.

[end sidebar]


     What is the time frame between discovering a company and buying its stock?

     It can take hours, days or even months, depending on the situation. The initial purchase in which we take a small position in a stock is often done quickly and follows the "fire drill" process. These small positions then "incubate" while we move through a longer, more complicated strategic analysis that may entail weeks, or months, of research. It takes a long time for us to gain a high enough level of confidence to want to build our position in a stock. We generally set a price that we are willing to pay, and it often requires a lot of patience and discipline to wait for a stock to arrive at that price. We are looking for companies trading at discounts of about 50% to our estimate of their value as a business. It can be frustrating when, during the course of our research, these attractive discounts disappear, but in order to keep an eye on risk, we cannot afford a rush to judgment.

SAVING HUMPTY DUMPTY: THE RIGHT BALANCE

Unlike Alice, who followed the Rabbit down the hole "never once considering how in the world she was to get out again," we view risk management as critical. Historically, we have focused on five categories of risk as we analyze a company: financial, business strategy, valuation, market and portfolio. Of these, financial risk is probably the most important. Small companies, by virtue of their size, are generally more fragile than large companies, which makes strong financial condition a paramount concern for us.

     How do we specifically attempt to reduce the financial risk inherent in investing in equities? One of the most important steps involves the careful scrutiny of the balance sheet. It gives us an x-ray of a company's financial infrastructure and allows us to check its overall health and well being. The process entails a number of subjective measures in addition to more objective, quantifiable ones. It is not simply the numbers that tell the story, but one's interpretation of their significance. This evaluation is an art. Renaissance portrait painters sought to convey the essence and personality of their subjects so that the viewer would see the whole person, not just the face and figure. A careful reading of a balance sheet should yield similar results.


[graphic: pages from a financial report]
Presented only for illustration.

8  |  The Royce Funds Semi-Annual Report 1998

[pull quote]

There is a big difference between a good balance sheet that is the result of stock offerings and one that is the result of doing business the old-fashioned way - through earnings.

[end pull quote]


     Rather than concentrate on traditional ratios such as debt and working capital, we look at leverage globally: how much equity supports total assets? We measure leverage by looking at the ratio of assets to stockholders' equity. (Our bias is toward lower-leveraged companies; typically, in our portfolios, the average ratio is one-and-a-half to one.) Using this method allows us to monitor changes in all liabilities, not only changes in debt. Items that can have an adverse affect on a company, such as short-term debt and payables, will give us clues as to the direction of overall leverage. This paints a more complete picture than simple debt analysis.

     A conservatively capitalized company can better weather storms because it has the necessary financial reserves. A company with too much debt, on the other hand, runs a greater risk that stormy weather will turn into a hurricane. In essence, we seek companies that we believe possess a substantial "margin of safety" that these reserves can provide. In the spirit of "the best offense is a good defense," we also view financially strong companies as well positioned to grow. All reserves are not created equal. We target companies that have grown their book value through retained earnings, rather than paid in capital; they have demonstrated their ability to grow from their own success as a business.

     At this point, one may well ask, "But don't all portfolio managers read balance sheets?" Many do, but depending on their investment style or their experience, they may be more focused on the income statement. Our obsession takes us into the arcane world of bad debt reserves, inventory policy, warranty liabilities, pending litigation, pension obligations, pollution and product liabilities, etc. All of these factors may have a bearing on a company's - and by extension a Fund's - exposure to risk. We look for changes from period to period that can tell us about a company's direction. If we like the balance sheet, we want to know how it got there. There is a big difference between a good balance sheet that is the result of stock offerings and one that is the result of doing business the old-fashioned way - through earnings.

     The process of balance sheet analysis can be long, is seldom exciting and certainly never glamorous. It is critical, however, in our search to find the kind of healthy small-cap companies that have been our mainstay for 25 years.


[pull quote]

In essence, we seek companies that we believe possess a substantial "margin of safety" that these reserves can provide.

[end pull quote]


                                    The Royce Funds Semi-Annual Report 1998  | 9

[sidebar]

In our investment approach, we strongly believe in the importance of using volatility to our advantage. Volatility can drive prices to considerable lows just as easily as it can push them to unreasonable highs. This creates potential opportunities for us.

[end sidebar]


AND NOW THE TALE IS DONE, AND HOME WE STEER, A
MERRY CREW, BENEATH THE SETTING SUN

As we look to 1998's second half, we are encouraged about the relative prospects for both our investment universe and investment style.

     Relative valuations, as reflected by average P/E ratios and earnings growth prospects, should favor the small-cap sector. In addition, significant divergence between large-cap and small-cap performance has historically not been sustained over long periods (the Russell 2000 just concluded its second worst two-year relative performance period vis-...-vis the S&P 500 based on quarterly trailing returns). The worst two-year period, which ended in the fourth quarter of 1990 (and preceded small-cap's reemergence in 1991-1993), was accompanied by a general market correction, similar to what we believe is happening now. It is our belief that this performance divergence has negative implications for the market as a whole.

     A higher level of volatility, present since the small-cap peak in May 1996, in our opinion favors a value style of investing. The current level of interest rates should also benefit value, at least in a relative sense. Growth managers, who seek the expansion of price multiples, rely heavily on falling interest rates to drive their investment process. (P/E multiples and interest rates act inversely to each other, i.e., as interest rates decline, P/E multiples tend to expand.) Therefore, a more neutral interest rate environment should put value on an equal footing. The momentum investing crowd also remains very involved in small-cap (Internet stocks and cutting edge technology, in particular), which only increases the sector's vulnerability and volatility.

[cartoon graphic: portfolio managers in a "police line-up" with caption "Guilty as Charged: Attempting to manage risk."]

10  | The Royce Funds Semi-Annual Report 1998

We remain committed to the same principles that have served us well over the last 25 years. We believe that our focus on managing risk within the more volatile small-cap and micro-cap sectors is especially appropriate at this juncture in the market. We appreciate your continued support of our work and welcome your questions and comments. Happy summer days.

[photo: Jack Fockler, Whitney George, Chuck Royce, Charlie Dreifus, Buzz Zaino]

(l-r) Jack Fockler, Whitney George, Chuck Royce, Charlie Dreifus, Buzz Zaino

Sincerely,

/s/ Charles M. Royce      /s/ W. Whitney George        /s/ Jack E. Fockler, Jr.
-------------------       ---------------------        ------------------------
    Charles M. Royce          W. Whitney George            Jack E. Fockler, Jr.
       President               Vice President                Vice President

July 20, 1998


PS We wanted to take this opportunity to introduce you to the two newest members of our Senior Staff, Charlie Dreifus and Buzz Zaino.

Charlie, who joined the firm on February 1, 1998, was formerly with Lazard Freres, where he was the Portfolio Manager for the Lazard Special Equity Fund. He brings 29 years of experience to Royce & Associates, 18 of them as a small-cap and micro-cap value portfolio manager. Charlie, who will be involved in our research efforts, began managing a new open-end portfolio, Royce Special Equity Fund, on May 1, 1998.

Buzz comes to us from Trust Company of the West where he was Group Managing Director in charge of the company's small-cap value offerings. He has 30 years of investment management experience, including 21 years as a small-cap value portfolio manager. Buzz became the portfolio manager of PMF II, an open-end fund, on April 1, 1998.

We are very excited to have such seasoned professionals working with us.

PPS This report's excursion into Wonderland was inspired by the extraordinary market activity of the past few years, which to our eyes resembles the surreal surroundings brought to life in Lewis Carroll's two classics, Alice's Adventures in Wonderland and Through the Looking Glass. For those of you made "curiouser and curiouser" by our "Saving Humpty Dumpty: The Right Balance" heading, the title refers to the need to keep Humpty Dumpty "balanced" on the wall to prevent his great fall.


                                   The Royce Funds Semi-Annual Report 1998  | 11

[sidebar]

What We Do

Royce Value Trust ("RVT") is a closed- end fund that invests primarily in small and micro-cap companies using a disciplined value approach.

How We Did
Royce Value Trust's value orientation served it well during a difficult second quarter for small-cap stocks. The Fund's NAV return of -2.7% put it ahead of the small-cap oriented Russell 2000 and S&P 600 indices, which returned -4.7% and -4.5%, respectively. RVT also outperformed both small-cap indices on an NAV basis for the first six months, returning 8.6% versus 4.9% for the Russell 2000 and 6.1% for the S&P 600. Contributing to the Fund's performance during 1998's first half were strong gains by portfolio securities in the consumer products and services, technology and financial services sectors.

RVT's market price performance was solid as well, exceeding that of its NAV for the quarter and for the first half. The Fund also enjoyed an NAV and market price performance edge over the Russell 2000 for the one and three-year performance periods.

There have been important developments for the Fund's preferred issues in 1998. On March 2, 1998, the Fund's stockholders approved an increase in the frequency of the dividend payments for its 7.80% Cumulative Preferred (Symbol: RVT.PR) from annual to quarterly. On May 22, 1998, the Fund issued 4,000,000 shares of 7.30% Tax-Advantaged Cumulative Preferred Stock (Symbol: RVT.PRA) at $25 per share. Both preferred stock issues trade on the New York Stock Exchange.

RVT enjoys the distinction of being the oldest and largest small-company closed-end fund available. The Fund's officers, employees and their affiliates currently own over $4 million of the Fund's Common Stock.

[end sidebar]

ROYCE VALUE TRUST
--------------------------------------------------------------------------------

NAV AVERAGE ANNUAL TOTAL RETURNS (Through 6/30/98)

2nd Quarter 1998*                                                        -2.7%
--------------------------------------------------------------------------------
Year-to-Date*                                                             8.6
--------------------------------------------------------------------------------
1-Year                                                                   22.4
--------------------------------------------------------------------------------
3-Year                                                                   20.2
--------------------------------------------------------------------------------
5-Year                                                                   16.8
--------------------------------------------------------------------------------
10-Year                                                                  15.3
--------------------------------------------------------------------------------
Since Inception (11/26/86)                                               14.0

*Not annualized.

RISK/RETURN COMPARISON  10-Year Period Ended 6/30/98

                       Average Annual            Standard
                        Total Return            Deviation                 RUR
------------------------------------------------------------------------------
 RVT (NAV)                  15.3%                  10.3                   1.48
------------------------------------------------------------------------------
 S&P 600                    13.7                   15.1                   0.91
------------------------------------------------------------------------------
 Russell 2000               13.6                   14.9                   0.91

RUR = Return per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period.

Over the last 10 years, Royce Value Trust has outperformed the S&P 600 and the Russell 2000 on BOTH an absolute and a risk-adjusted basis.
--------------------------------------------------------------------------------

ROYCE VALUE TRUST MARKET PRICE - ACTUAL vs. ADJUSTED*

Market Price Total Returns
Since Inception = 293.5%
       10 Years = 324.5
        5 Years = 109.4
        3 Years =  89.8
         1 Year =  35.6

[Line Chart -- plot points]

                 Adjusted       Actual
                  Market        Market
                  Price         Price
                 --------       ------
   11/26/86       10.000        10.000
   12/31/86        9.880         9.875
    1/31/87       10.750        10.750
    2/28/87        9.750         9.750
    3/31/87        9.630         9.625
    4/30/87        8.630         8.625
    5/31/87        9.500         9.500
    6/30/87        9.370         9.375
    7/31/87        9.120         9.125
    8/31/87        9.500         9.500
    9/30/87        9.250         9.250
   10/31/87        7.300         7.000
   11/30/87        6.910         6.625
   12/31/87        7.260         6.750
    1/31/88        7.530         7.000
    2/29/88        8.600         8.000
    3/31/88        8.730         8.125
    4/30/88        8.600         8.000
    5/31/88        8.460         7.875
    6/30/88        9.270         8.625
    7/31/88        9.140         8.500
    8/31/88        9.000         8.375
    9/30/88        9.540         8.875
   10/31/88        9.270         8.625
   11/30/88        8.870         8.250
   12/31/88        9.250         8.125
    1/31/89        9.960         8.750
    2/28/89        9.680         8.500
    3/31/89       10.100         8.875
    4/30/89       10.390         9.125
    5/31/89       10.670         9.375
    6/30/89       10.530         9.250
    7/31/89       10.960         9.625
    8/31/89       11.100         9.750
    9/30/89       10.990         9.625
   10/31/89       10.840         9.500
   11/30/89       10.840         9.500
   12/31/89       11.460         9.500
    1/31/90       10.710         8.875
    2/28/90       10.560         8.750
    3/31/90       11.160         9.250
    4/30/90       11.160         9.250
    5/31/90       11.460         9.500
    6/30/90       11.610         9.625
    7/31/90       11.310         9.500
    8/31/90       10.260         8.250
    9/30/90        9.530         7.875
   10/31/90        8.780         7.250
   11/30/90        9.380         7.750
   12/31/90       10.230         8.125
    1/31/91       10.850         8.750
    2/28/91       12.430         9.875
    3/31/91       13.050        10.375
    4/30/91       13.530        10.750
    5/31/91       12.900        10.250
    6/30/91       12.580        10.000
    7/31/91       12.740        10.125
    8/31/91       12.420         9.875
    9/30/91       12.460         9.875
   10/31/91       12.930        10.250
    12/1/91       12.610        10.000
   12/31/91       13.830        10.375
    1/31/92       14.670        11.000
    2/29/92       15.670        11.750
    3/31/92       15.330        11.500
    4/30/92       15.500        11.625
    5/31/92       15.330        11.375
    6/30/92       15.000        11.250
    7/31/92       15.000        11.250
    8/31/92       14.830        11.125
    9/30/92       15.190        11.375
   10/31/92       15.360        11.500
   11/30/92       16.860        12.625
   12/31/92       17.540        12.250
    1/31/93       18.250        12.750
    2/28/93       18.250        12.875
    3/31/93       18.610        13.000
    4/30/93       18.430        12.875
    5/31/93       18.430        12.875
    6/30/93       18.790        13.125
    7/31/93       19.330        13.375
    8/31/93       19.500        13.625
    9/30/93       19.750        13.750
   10/31/93       20.470        14.250
   11/30/93       19.940        13.875
   12/31/93       20.130        12.875
    1/31/94       20.720        13.250
    2/28/94       20.330        13.000
    3/31/94       19.160        12.250
    4/30/94       19.550        12.500
    5/31/94       19.350        12.375
    6/30/94       19.160        12.250
    7/31/94       19.350        12.375
    8/31/94       19.740        12.625
    9/30/94       18.760        12.000
   10/31/94       18.180        11.625
   11/30/94       19.180        12.125
   12/31/94       19.000        11.000
    1/31/95       20.080        11.625
    2/28/95       20.300        11.750
    3/31/95       19.650        11.375
    4/30/95       20.520        11.875
    5/31/95       20.730        12.125
    6/30/95       20.730        12.000
    7/31/95       21.810        12.625
    8/31/95       22.680        13.125
    9/30/95       23.330        13.500
   10/31/95       22.250        12.875
   11/30/95       23.100        13.250
   12/31/95       22.910        11.875
    1/31/96       23.870        12.375
    2/29/96       23.390        12.125
    3/31/96       23.630        12.250
    4/30/96       23.630        12.250
    5/31/96       24.350        12.625
    6/30/96       23.870        12.375
    7/31/96       22.420        11.625
    8/31/96       23.630        12.250
    9/30/96       24.350        12.625
   10/31/96       23.870        12.375
   11/30/96       24.840        12.875
   12/31/96       26.640        12.625
    1/31/97       26.110        12.375
    2/28/97       26.370        12.500
    3/31/97       24.790        11.750
    4/30/97       25.060        11.875
    5/31/97       26.900        12.750
    6/30/97       29.010        13.750
    7/31/97       30.070        14.250
    8/31/97       32.310        15.313
    9/30/97       35.010        16.250
   10/31/97       33.390        15.500
   11/30/97       35.410        16.438
   12/31/97       34.320        15.063
    1/31/98       34.030        14.938
    2/28/98       36.740        16.125
    3/31/98       39.880        17.125
    4/30/98       39.450        16.938
    5/31/98       39.010        16.750
    6/30/98       39.350        16.500



[blue bar] Adjusted Market Price
[yellow bar] Actual Market Price

---------------------------------------
Annual distribution totals as indicated
---------------------------------------

[End Line Chart]


The regular reinvestment of distributions makes a difference!

* Reflects market price total return experience of a continuous stockholder who reinvested all distributions and fully participated in primary subscriptions of rights offerings. This graph illustrates the market price change from IPO of $10 per share on 11/26/86.


12 | The Royce Funds Semi-Annual Report 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[bar chart]

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

                                RVT (NAV)         Russell 2000
                                ---------         ------------
                 8/25/87 -       -26.6               -39.1
                 10/28/87

                 10/9/89 -       -22.0               -32.7
                 10/30/90

                 2/12/92 -        -2.1               -11.9
                 7/8/92

                 3/18/94 -        -5.3               -12.4
                 12/9/94

                 5/22/96 -        -6.6               -15.5
                 7/24/96

                 1/22/97 -        -3.1                -9.2
                 4/25/97

                 10/13/97-        -8.1               -11.5
                 1/12/98

                 4/21/98 -        -7.4               -11.6
                 6/15/98

[end bar chart]


Royce Value Trust has outperformed the Russell 2000 during all eight major downturns since its inception.

Good Ideas That Worked
Realized and Unrealized Gain
Year-To-Date Through 6/30/98
---------------------------------------------------
Level 3 Communications                   $5,754,715
---------------------------------------------------
LandAmerica Financial Group               2,851,522
---------------------------------------------------
Velcro Industries                         2,423,544
---------------------------------------------------
Plenum Publishing Corporation             2,086,038
---------------------------------------------------
National Computer Systems                 1,708,500
---------------------------------------------------
Combined Gain                           $14,824,319
---------------------------------------------------

Good Ideas At The Time
Realized and Unrealized Loss
Year-To-Date Through 6/30/98
---------------------------------------------------
DIMON Incorporated                       $1,987,924
---------------------------------------------------
Unitrode Corporation                      1,738,508
---------------------------------------------------
Highlands Insurance Group                 1,309,680
---------------------------------------------------
Denbury Resources                         1,236,886
---------------------------------------------------
Standard Commercial Corporation           1,207,908
---------------------------------------------------
Combined Loss                            $7,480,906
---------------------------------------------------

Portfolio Diagnostics
----------------------------------------------------------
Median Market Cap.                            $405 million
----------------------------------------------------------
Weighted Average P/E Ratio                           17.5x
----------------------------------------------------------
Weighted Average P/B Ratio                            2.0x
----------------------------------------------------------
Weighted Average Yield                                1.3%
----------------------------------------------------------
Net Assets                                    $716 million
----------------------------------------------------------
Turnover Rate                                          17%
----------------------------------------------------------
Net Leverage                                           11%
----------------------------------------------------------
Symbol                                                 RVT

Top 10 Positions                           % of Net Assets
----------------------------------------------------------
Velcro Industries                                      1.2
----------------------------------------------------------
MacDermid, Incorporated                                1.0
----------------------------------------------------------
Wesco Financial Corporation                            1.0
----------------------------------------------------------
Ash Grove Cement Company Cl. B                         1.0
----------------------------------------------------------
Enesco Group                                           0.9
----------------------------------------------------------
Charming Shoppes                                       0.9
----------------------------------------------------------
National Computer Systems                              0.9
----------------------------------------------------------
Florida Rock Industries                                0.9
----------------------------------------------------------
Farmer Bros.                                           0.9
----------------------------------------------------------
Alliance Capital Management L.P.                       0.8


Portfolio Sector Breakdown With Examples                                                            % of Net Assets*
-------------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials   24
Financial Intermediaries Insurance, Banking, Closed-end Funds, Brokerage                                         16
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                         15
Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                                     12
Technology Hardware, Software/Services, Distribution, Telecommunications                                         12
Financial Services Insurance Brokers, Investment Management, Information and Processing                           7
Consumer Services Retail, Restaurants/Lodging, Leisure/Entertainment                                              5
Natural Resources Oil and Gas, Energy Services, Real Estate                                                       5
Health Surgical Products and Devices, Drugs and Biotech, Health Services                                          3
Utilities                                                                                                         1

*Excludes cash and short-term investments.

     During 1998's first half, the companies listed above made the largest positive and negative contributions in dollar terms to our performance. Our top five Good Ideas That Worked contributed 31% to the Fund's total net realized and unrealized gain for the period. While we are pleased with our successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past winners and losers has taught us that this year's beast can easily be transformed into next year's beauty.
     Level 3 Communications - A case of fortuitous timing, we discovered this Internet pipeline builder, formerly known as Peter Kiewitt Diversified, in the pink sheets when it was not yet a Nasdaq company. Both the company and its business have since become very well known, as the stock went up over 150% in the first half.
     Dimon Incorporated and Standard Commercial Corporation - These tobacco-leaf processors each suffered a downturn in the business cycle in what was already an admittedly unpopular business. While the companies are not currently involved in any tobacco litigation, the jury is still out on this investment idea.

                                   The Royce Funds Semi-Annual Report 1998  | 13

[sidebar]

WHAT WE DO

Royce Micro-Cap Trust ("OTCM") is a closed-end fund that uses a value approach to invest primarily in companies with market capitalizations below $300 million. We believe that the buying opportunities in this more volatile sector have more potential for higher returns than any other in the domestic equity market due to limited institutional attention and research coverage.

HOW WE DID

Royce Micro-Cap Trust's performance for the second quarter and first six months reflects its focus on risk management and the potential divergence between market price and NAV performance. For both of these periods, the Fund's NAV performance was ahead of its benchmark index, the small-cap oriented Russell 2000, while the Fund's market price performance trailed that of the index.

On an NAV basis, the Fund was down 1.8% for the second quarter and up 8.4% for the first six months, versus the Russell 2000 which was down 4.7% and up 4.9%, respectively. Making the greatest positive impact on the Fund's performance were portfolio holdings in the financial sevices and intermediaries, and industrial products sectors. The Fund also outperformed the Russell 2000 on both an NAV and market price basis for the one and three-year periods ended June 30, 1998.

Currently we believe that the micro-cap sector is the most attractive domestic equity asset class. The sector remains substantially undiscovered by investors, and therefore in our opinion offers significant investment opportunities in what many believe is an overvalued market. We believe that the Fund's fixed capital structure allows us to best take advantage of these opportunities.

OTCM remains the only micro-cap closed-end fund available and at year-end will have five full years of performance history. The Fund's officers, employees and their affiliates currently own over $10 million or over 7.5% of the Fund's Common Stock.

[end sidebar]

ROYCE MICRO-CAP TRUST
--------------------------------------------------------------------------------

NAV AVERAGE ANNUAL TOTAL RETURNS (Through 6/30/98)
 2nd Quarter 1998*                                 -1.8%
--------------------------------------------------------
 Year-to-Date*                                       8.4
--------------------------------------------------------
 1-Year                                             23.1
--------------------------------------------------------
 3-Year                                             20.6
--------------------------------------------------------
 Since Inception (12/14/93)                         17.7

*Not annualized.

RISK/RETURN COMPARISON From Inception (12/14/93) Through 6/30/98

                           Average Annual            Standard
                            Total Return            Deviation               RUR
--------------------------------------------------------------------------------
 OTCM (NAV)                     17.7%                  9.4                  1.88
--------------------------------------------------------------------------------
 Russell 2000                   15.9%                  13.2                 1.20
--------------------------------------------------------------------------------

RUR = Return per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period.

Since its inception, Royce Micro-Cap Trust has outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.


ROYCE MICRO-CAP TRUST MARKET PRICE - ACTUAL vs. ADJUSTED*


Market Price Total Returns
Since Inception  =  78.0%
        3 Years  =  78.1
         1 Year  =  26.3

[blue bar] Adjusted market price
[yellow bar] Actual market price

[Line Chart -- plot points]

                 Adjusted       Actual
                  Market        Market
                  Price         Price
                 --------       ------
   12/14/93        7.500         7.50
    1/31/94        7.750         7.75
    2/28/94        7.500         7.50
    3/31/94        6.500         6.50
    4/30/94        6.625         6.63
    5/31/94        7.125         7.13
    6/30/94        6.750         6.75
    7/31/94        7.000         7.00
    8/31/94        7.125         7.13
    9/30/94        7.000         7.00
   10/31/94        7.375         7.38
   11/30/94        7.185         7.13
   12/31/94        7.111         7.00
    1/31/95        6.857         6.75
    2/28/95        7.238         7.13
    3/31/95        6.984         6.88
    4/30/95        6.984         6.88
    5/31/95        7.111         7.00
    6/30/95        7.492         7.38
    7/31/95        7.873         7.75
    8/31/95        8.127         8.00
    9/30/95        8.508         8.38
   10/31/95        7.873         7.75
   11/30/95        7.746         7.63
   12/31/95        8.517         8.00
    1/31/96        8.250         7.75
    2/29/96        8.250         7.75
    3/31/96        8.250         7.75
    4/30/96        8.915         8.38
    5/31/96        8.915         8.38
    6/30/96        9.182         8.63
    7/31/96        8.251         7.75
    8/31/96        8.451         7.94
    9/30/96        8.518         8.00
   10/31/96        8.518         8.00
   11/30/90        9.050         8.50
   12/31/96        9.705         8.25
    1/31/97        9.300         7.88
    2/28/97        9.411         8.00
    3/31/97        8.970         7.63
    4/30/97        9.558         8.13
    5/31/97       10.146         8.63
    6/30/97       10.569         8.98
    7/31/97       10.661         9.06
    8/31/97       11.323         9.63
    9/30/97       13.160        11.19
   10/31/97       12.794        10.88
   11/30/97       12.721        10.81
   12/31/97       13.104        10.13
    1/31/98       12.619         9.75
    2/28/98       13.428        10.38
    3/31/98       13.642        11.31
    4/30/98       14.399        11.13
    5/31/98       13.914        10.75
    6/30/98       13.348        10.31

---------------------------------------
Annual distribution totals as indicated
---------------------------------------

[end line chart]

The regular reinvestment of distributions makes a difference!

* Reflects market price total return experience of a continuous stockholder who reinvested all distributions and fully participated in the 1994 rights offering. This graph illustrates the market price change from IPO of $7.50 per share on 12/14/93.


14  | The Royce Funds Semi-Annual Report 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

[bar chart]

                          OTCM (NAV)    Russell 2000
                          ----------    ------------
3/18/94 -                   -0.4           -12.4
12/9/94

5/22/96 -                   -6.8           -15.5
7/24/96

1/22/97 -                   -3.4            -9.2
4/25/97

10/13/97 -                  -7.4           -11.5
 1/12/98

4/21/98 -                   -6.4           -11.6
6/15/98

[end bar chart]

Royce Micro-Cap Trust has outperformed the Russell 2000 during all five major downturns since its inception.

Good Ideas That Worked
Realized and Unrealized Gain
Year-To-Date Through 6/30/98
----------------------------------------------------------------
International Isotopes                                  $998,378
----------------------------------------------------------------
Wellington Underwriting                                  976,674
----------------------------------------------------------------
Cato Corporation Cl. A                                   827,885
----------------------------------------------------------------
Integral Systems                                         827,413
----------------------------------------------------------------
Duff & Phelps Credit Rating Co.                          819,878
----------------------------------------------------------------
Combined Gain                                         $4,450,228
----------------------------------------------------------------

Good Ideas At The Time
Realized and Unrealized Loss
Year-To-Date Through 6/30/98
----------------------------------------------------------------
RockShox                                              $722,541
----------------------------------------------------------------
Perceptron                                             665,247
----------------------------------------------------------------
Axiohm Transaction Solutions                           498,758
----------------------------------------------------------------
Sevenson Environmental Services                        484,840
----------------------------------------------------------------
Rainbow Technologies                                   367,200
----------------------------------------------------------------
Combined Loss                                       $2,738,586
----------------------------------------------------------------


Portfolio Diagnostics
Median Market Cap.                                  $171 million
----------------------------------------------------------------
Weighted Average P/E Ratio                                  15.9x
----------------------------------------------------------------
Weighted Average P/B Ratio                                   1.9x
----------------------------------------------------------------
Weighted Average Yield                                       0.8%
----------------------------------------------------------------
Net Assets                                          $194 million
----------------------------------------------------------------
Turnover Rate                                                 17%
----------------------------------------------------------------
Net Leverage                                                   4%
----------------------------------------------------------------
Symbol                                                      OTCM

Top 10 Positions   % of Net Assets
Oshkosh B'Gosh Cl. A                                      1.4
-------------------------------------------------------------
Matthews International Corporation Cl. A                  1.3
-------------------------------------------------------------
Duff & Phelps Credit Rating Co.                           1.3
-------------------------------------------------------------
Wellington Underwriting                                   1.1
-------------------------------------------------------------
Simpson Manufacturing                                     1.0
-------------------------------------------------------------
PXRE Corporation                                          1.0
-------------------------------------------------------------
Velcro Industries                                         1.0
-------------------------------------------------------------
Ash Grove Cement Company                                  0.9
-------------------------------------------------------------
Weyco Group                                               0.9
-------------------------------------------------------------
BHI Corporation                                           0.9

Portfolio Sector Breakdown With Examples                                                           % of Net Assets*
Industrial Products Building Systems and Components, Construction Materials,Specialty Chemicals and Materials    28
Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                                     17
Technology Hardware, Software/Services, Distribution, Telecommunications                                         14
Financial Intermediaries Insurance, Banking, Closed-end Funds, Brokerage                                         13
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                         12
Consumer Services Retail, Restaurants/Lodging, Leisure/Entertainment                                              5
Natural Resources Oil and Gas, Energy Services, Real Estate                                                       5
Health Surgical Products and Devices, Drugs and Biotech, Health Services                                          3
Financial Services Insurance Brokers, Investment Management, Information and Processing                           3

*Excludes cash and short-term investments.

     During 1998's first half, the companies listed above made the largest positive and negative contributions in dollar terms to our performance. Our top five Good Ideas That Worked contributed 36% to the Fund's total net realized and unrealized gain for the period. While we are pleased with our successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past winners and losers has taught us that this year's beast can easily be transformed into next year's beauty.

     International Isotopes - Atypically, we bought this undiscovered micro-cap company on an IPO because they had bought $70 million in supercollider technology equipment from the U.S. government for about $5 million, intending to create radioactive isotopes for prostate cancer treatment.

     RockShox - A manufacturer of mountain bike shock absorbers, this company has a terrific balance sheet and solid brand name, although in hindsight we may have bought a little too soon. Still, a new CEO and new products give us hope that the stock will find a new direction, namely up.

                                   The Royce Funds Semi-Annual Report 1998  | 15

[sidebar]

WHAT WE DO

Royce Global Trust ("FUND") is a closed-end fund that invests primarily in a limited number of domestic and foreign companies, selected using a value approach. While it is not restricted as to stock market capitalization, Royce focuses the Fund's investments primarily in small-cap companies with significant business activities in the United States. Normally, at least 65% of the assets will be invested in the securities of companies of at least three countries, including the United States.

HOW WE DID

Royce Global Trust's second-quarter performance reflected the difficulties experienced by many small-cap stocks. In the second quarter, the Fund was down 5.3% on an NAV basis and 2.8% on a market price basis, versus a decline of 4.7% for the small-cap oriented Russell 2000 index and a gain of 2.0% for the Morgan Stanley World Index ("MSWI"). For the first six months, the Fund's NAV return of 6.5% and market price return of 8.6% were ahead of the Russell 2000's gain of 4.9%, but lagged the MSWI's return of 16.6%. Contributing to the first half performance were nice gains in the consumer products and services, technology and industrial products sectors. In spite of a more difficult second quarter, we are pleased with the Fund's 19.3% average annual NAV total return and its 21.5% average annual market price total return since we assumed management of the Fund on November 1, 1996.

The Fund focuses on domestic companies with an overseas presence or foreign firms who conduct substantial business in the U.S. At present, the Fund's portfolio is invested primarily in domestic small-cap companies, which have come under considerable selling pressure and should offer significant investment opportunities.

Total net assets are now over $74 million. As part of our ongoing commitment, the Fund's officers, employees and their affiliates currently own over $4 million or over 9.5% of the Fund's Common Stock.

[end sidebar]

ROYCE GLOBAL TRUST

NAV AVERAGE ANNUAL TOTAL RETURNS (Through 6/30/98)

2nd Quarter 1998*                          -5.3%
------------------------------------------------
 Year-to-Date*                              6.5
------------------------------------------------
 1-Year                                    11.3
------------------------------------------------
 Since Inception** (11/1/96)               19.3

*Not annualized.

**Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.


ROYCE GLOBAL TRUST MARKET PRICE - ACTUAL vs. ADJUSTED*

Market Price Total Returns
Since 6/26/96 = 44.6%
Since 11/1/96 = 38.4%
1 Year        = 21.1%

[Line Chart -- plot points]

                 Adjusted       Actual
                  Market        Market
                  Price         Price
                 --------       ------
    6/25/96        4.19          4.19
    7/31/96        4.19          4.19
    8/31/96        4.13          4.13
    9/30/96        4.13          4.13
   10/31/96        4.38          4.38
   11/30/90        4.66          4.66
   12/31/96        4.59          4.59
    1/31/97        4.75          4.75
    2/28/97        4.56          4.56
    3/31/97        4.88          4.88
    4/30/97        4.72          4.72
    5/31/97        4.81          4.81
    6/30/97        5.00          5.00
    7/31/97        5.28          5.28
    8/31/97        5.44          5.44
    9/30/97        6.06          6.06
   10/31/97        5.69          5.69
   11/30/97        5.69          5.69
   12/31/97        5.57          5.06
    1/31/98        5.64          5.13
    2/28/98        5.78          5.25
    3/31/98        6.23          5.66
    4/30/98        6.54          5.94
    5/31/98        6.23          5.66
    6/30/98        6.05          5.50

[blue bar] Adjusted Market Price
[yellow bar] Actual Market Price

Annual distribution totals as indicated
The regular reinvestment of distributions makes a difference!

[end line chart]

* Reflects market price total return experience of a continuous stockholder who reinvested all distributions. This graph illustrates the market price change from $4.1875 on 6/25/96, the date the Fund's Board announced its recommendation that stockholders approve the assumption by Royce & Associates of investment management responsibility for the Fund.

ROYCE GLOBAL TRUST MARKET CAP. BREAKDOWN  As of June 30, 1998

[bar chart]

                                % of
                              Portfolio
                              ---------
          >    $1,000            17%
               $500 - $1,000     24%
               $300 - $500       33%
          <    $300              26%


[end bar chart]

16 | The Royce Funds Semi-Annual Report 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Portfolio Diagnostics
Median Market Cap.                                                 $556 million
--------------------------------------------------------------------------------
Weighted Average P/E Ratio                                                19.2x
--------------------------------------------------------------------------------
Weighted Average P/B Ratio                                                 2.3x
--------------------------------------------------------------------------------
Weighted Average Yield                                                     1.3%
--------------------------------------------------------------------------------
Top 3 Countries:
--------------------------------------------------------------------------------
U.S. (84%), Canada (3%), United Kingdom (2%)
--------------------------------------------------------------------------------
Net Assets                                                          $74 million
--------------------------------------------------------------------------------
Turnover Rate                                                               25%
--------------------------------------------------------------------------------
Net Leverage                                                                 7%
--------------------------------------------------------------------------------
Symbol                                                                     FUND

Good Ideas That Worked
Realized and Unrealized Gain
Year-To-Date Through 6/30/98
------------------------------------------------------
Level 3 Communications                      $1,234,130
------------------------------------------------------
Velcro Industries                              805,445
------------------------------------------------------
Ryanair Holdings (ADR)                         594,566
------------------------------------------------------
BHI Corporation                                447,050
------------------------------------------------------
National Computer Systems                      409,275
------------------------------------------------------
Combined Gain                               $3,490,466
------------------------------------------------------

Good Ideas At The Time
Realized and Unrealized Loss
Year-To-Date Through 6/30/98
------------------------------------------------------
Dimon Incorporated                            $448,625
------------------------------------------------------
Denbury Resources                              382,439
------------------------------------------------------
Pittston BAX Group                             277,207
------------------------------------------------------
Peak International Limited                     261,467
------------------------------------------------------
MK Gold Company                                221,456
------------------------------------------------------
Combined Loss                               $1,591,194
------------------------------------------------------

Top 10 Positions                       % of Net Assets
------------------------------------------------------
Enesco Group                                       2.6
------------------------------------------------------
Leucadia National Corporation                      2.4
------------------------------------------------------
National Computer Systems                          2.1
------------------------------------------------------
Nordson Corporation                                2.0
------------------------------------------------------
BHI Corporation                                    2.0
------------------------------------------------------
PIMCO Advisors Holdings, L.P.                      1.9
------------------------------------------------------
Richardson Electronics                             1.9
------------------------------------------------------
Duff & Phelps Credit Rating Co.                    1.9
------------------------------------------------------
Velcro Industries                                  1.9
------------------------------------------------------
Morrison Knudsen Corporation                       1.9

Portfolio Sector Breakdown With Examples                                                            % of Net Assets*
Financial Services Insurance Brokers, Investment Management, Information and Processing                          18
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials   18
Technology Hardware, Software/Services, Distribution, Telecommunications                                         15
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                         14
Financial Intermediaries Insurance, Banking, Closed-end Funds, Brokerage                                         12
Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                                     10
Natural Resources Oil and Gas, Energy Services, Real Estate                                                       5
Health Surgical Products and Devices, Drugs and Biotech, Health Services                                          5
Consumer Services Retail, Restaurants/Lodging, Leisure/Entertainment                                              3

*Excludes cash and short-term investments.

     During 1998's first half, the companies listed above made the largest positive and negative contributions in dollar terms to our performance. Our top five Good Ideas That Worked contributed 102% to the Fund's total net realized and unrealized gain for the period. While we are pleased with our successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past winners and losers has taught us that this year's beast can easily be transformed into next year's beauty.

     Level 3 Communications - A case of fortuitous timing, we discovered this Internet pipeline builder, formerly known as Peter Kiewitt Diversified, in the pink sheets when it was not yet a Nasdaq company. Both the company and its business have since become very well known, as the stock went up over 150% in the first half.

     Dimon Incorporated - This tobacco-leaf processor suffered a downturn in its business cycle in what was already an admittedly unpopular business. While the company is not currently involved in any tobacco litigation, the jury is still out on this investment idea.


                                   The Royce Funds Semi-Annual Report 1998  | 17

HISTORY SINCE INCEPTION
--------------------------------------------------------------------------------

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings maximizes the returns available to an investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

                                       AMOUNT   PURCHASE             NAV     MARKET
 HISTORY                              INVESTED   PRICE    SHARES    VALUE*   VALUE*
 -------                              --------   -----    ------    ------   ------
Royce Value Trust
 11/28/86    Initial Purchase          $10,000   $10.000    1,000  $ 9,280  $10,000
 10/15/87    Distribution $0.30                    7.000       42
 12/31/87    Distribution $0.22                    7.125       32    8,578    7,250
 12/27/88    Distribution $0.51                    8.625       63   10,529    9,238
  9/22/89    Rights Offering               405     9.000       45
 12/29/89    Distribution $0.52                    9.125       67   12,942   11,866
  9/24/90    Rights Offering               457     7.375       62
 12/31/90    Distribution $0.32                    8.000       52   11,713   11,074
  9/23/91    Rights Offering               638     9.375       68
 12/31/91    Distribution $0.61                   10.625       82   17,919   15,697
 9/25/92     Rights Offering               825    11.000       75
 12/31/92    Distribution $0.90                   12.500      114   21,999   20,874
  9/27/93    Rights Offering             1,469    13.000      113
 12/31/93    Distribution $1.15                   13.000      160   26,603   25,428
 10/28/94    Rights Offering              1,10    11.250       98
 12/19/94    Distribution $1.05                   11.375      191   27,939   24,905
  11/3/95    Rights Offering             1,425    12.500      114
  12/7/95    Distribution $1.29                   12.125      253   35,676   31,243
  12/6/96    Distribution $1.15                   12.250      247   41,213   36,335
   9/8/97    Distribution $0.33                   15.625       61
  12/5/97    Distribution $0.88                   15.313      169   52,556   46,814
   3/6/98    Distribution $0.37                   16.688       69
   6/5/98    Distribution $0.39                   16.250       76
-----------------------------------------------------------------------------------
  6/30/98                              $16,322              3,253  $57,058  $53,675
-----------------------------------------------------------------------------------

Royce Micro-Cap Trust
 12/14/93    Initial Purchase          $ 7,500   $ 7.500    1,000  $ 7,250  $ 7,500
 10/28/94    Rights Offering             1,400     7.000      200
 12/19/94    Distribution $0.05                    6.750        9    9,163    8,462
  12/7/95    Distribution $0.36                    7.500       58   11,264   10,136
  12/6/96    Distribution $0.80                    7.625      133   13,132   11,550
  12/5/97    Distribution $1.00                   10.000      140   16,694   15,593
-----------------------------------------------------------------------------------
  6/30/98                              $ 8,900              1,540  $18,095  $15,881
-----------------------------------------------------------------------------------

Royce Global Trust
 10/31/96    Initial Purchase          $ 4,375   $ 4.375    1,000   $5,280  $ 4,375
 12/31/96                                                   5,520    4,594
  12/5/97    Distribution $0.53                    5.250      101    6,650    5,574
-----------------------------------------------------------------------------------
  6/30/98                              $ 4,375              1,101  $ 7,079  $ 6,056
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

* Other than for initial purchase and June 30, 1998, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

18 | The Royce Funds Semi-Annual Report 1998

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS
--------------------------------------------------------------------------------

WHY SHOULD I REINVEST MY DISTRIBUTIONS?

     By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

HOW DOES THE REINVESTMENT OF DISTRIBUTIONS FROM THE ROYCE CLOSED-END FUNDS WORK?

     Simply put, the Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are issued at the lower of the market price or net asset value on the valuation date.

HOW DOES THIS APPLY TO REGISTERED STOCKHOLDERS?

     If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds' custodian, State Street Bank and Trust Company, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if State Street is properly notified.

WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM OR A BANK?

     If your shares are held in the name of a brokerage firm, bank, or other intermediary, as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distri-butions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

WHAT OTHER FEATURES ARE AVAILABLE FOR REGISTERED STOCKHOLDERS?

     The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund's common stock directly through State Street on a monthly basis, and to deposit certificates representing your Fund shares with State Street for safekeeping. The Funds' investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 1998.

HOW DO THE PLANS WORK FOR REGISTERED STOCKHOLDERS?

     State Street maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by State Street in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to State Street to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, State Street will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

HOW CAN I GET MORE INFORMATION ON THE PLANS?

     You can call Investor Services Representatives at (800) 221-4268 or you can request a copy of the Plan for your Fund from State Street. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, PO Box 8200, Boston, MA 02266-8200, telephone (800) 426-5523.


                                   The Royce Funds Semi-Annual Report 1998  | 19

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
--------------------------------------------------------------------------------

[graphic: desktop computer, "THE ROYCE FUNDS" displayed on the screen]

NEW AND IMPROVED . . . www.roycefunds.com

     Visit our newly redesigned website. The site includes both organizational and navigational changes in an effort to create a more user-friendly interface. New featured sections include Res Praecipua ("special features") and a weekly What's New area.

GIVING A GIFT OR LEAVING A LEGACY - IT'S YOUR CHOICE!

     The dilemma when making a gift is often whether the desire to be generous outweighs the concern over how the gift will be spent. Will the gift that you thought would fund a college education rust away in the driveway after a few years?

     Royce GiftShares Fund may be the solution to your gifting concerns. When you set up a GiftShares account, you establish a trust for your beneficiary. As the donor, you choose when the beneficiary will have access to the assets by selecting the termination date of the trust. If you would like the beneficiary to be able to use the assets before the termination date to pay college expenses, you may indicate your wishes when you establish the trust. The Trustee will pay the college expenses directly to the educational institution. No Porsche payment here! And while you are enjoying this new form of gifting, you may be able to take advantage of some tax and estate-planning benefits as well. To receive a prospectus, which includes fees and expenses, call (800) 221-4268. Please read the prospectus and Trust Adoption Agreement carefully before investing or sending money.


NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Stock prices will fluctuate, so that shares may be worth more or less than their original cost when sold. Royce Micro-Cap Trust invests primarily in the securities of micro-cap companies, which may involve considerably more risk than investments in the securities of larger-cap companies.

     Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of 1.00. The average score for the 35 funds in the closed-end domestic equity objective category with a three-year history was 1.11 for the three years ended 6/30/98. The lower the risk ratio, the lower a fund's downside volatility has been. The risk scores for Royce Value Trust and Royce Micro-Cap Trust for this period were 0.91 and 0.96, respectively. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The Russell 2000, Russell 2000 Value, Russell 2000 Growth, S&P 500, S&P 600 and Dow Jones Industrial Average are unmanaged indices of domestic common stocks. The Morgan Stanley World Index is an unmanaged index of global common stocks. The Royce Funds and Royce GiftShares Fund are service marks of The Royce Funds.

     The Boards of Directors have given Royce Value Trust's and Royce Micro-Cap Trust's management the discretionary authority to allow the Fund to repurchase up to 300,000 shares of its common stock in the open market and other transactions through December 31, 1998. Such repurchases would be effected at a price per share that is less than the then current net asset value, but not in excess of the then prevailing market price.

     The Boards of Directors of Royce Value Trust, Royce Micro-Cap Trust and Royce Global Trust are authorized to offer stockholders an opportunity to subscribe for additional shares of common stock of the Funds through rights offerings at a price per share that may be less than the then current net asset value of the Fund's common stock. The timing and terms of any such offering are left to the Boards' discretion.

     Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.


20 | The Royce Funds Semi-Annual Report 1998

                                                                 THE ROYCE FUNDS
--------------------------------------------------------------------------------


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

[background graphic: montage: deal-making handshake, stockmarket tote board, clocks, computer operator using mouse, stock pages from newspaper]

Royce Value Trust, Inc.                                                    22-32
--------------------------------------------------------------------------------
Royce Micro-Cap Trust, Inc.                                                33-42
--------------------------------------------------------------------------------
Royce Global Trust, Inc.                                                   43-50
--------------------------------------------------------------------------------
Stockholder Meeting Results                                                   51
--------------------------------------------------------------------------------

[graphic: looking through magnifying glass at The Royce Funds listing in newspaper]

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.                                JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 84.4%

                                                SHARES          VALUE
                                                ------          -----
Consumer Products -- 10.3%
Apparel and Shoes - 2.2%
   Garan Incorporated                           135,800     $  3,683,575
   K-Swiss Cl. A                                133,900        2,627,787
   Marisa Christina, Incorporated*               62,600          148,675
   Oakley*                                      155,900        2,085,162
   Oshkosh B'Gosh Cl. A                          99,400        4,423,300
   Weyco Group                                   90,600        2,366,925
   Wolverine World Wide                           1,000           21,688
                                                            ------------
                                                              15,357,112
                                                            ------------
Collectibles - 0.9%
   Enesco Group                                 214,200        6,586,650
                                                            ------------
Food/Beverage/Tobacco - 0.6%
   800-JR CIGAR*                                 73,000        1,441,750
   Hershey Creamery Company                         643        1,446,750
   J & J Snack Foods*                            27,200          567,800
   WLR Foods*                                   106,577          706,073
                                                            ------------
                                                               4,162,373
                                                            ------------
Home Furnishings/Appliances - 3.2%
   Bassett Furniture Industries                 130,087        3,666,827
   Burnham Corporation Cl. A                     42,514        1,960,958
   Burnham Corporation Cl. B                     18,000          830,250
   Conso Products*                              158,575        1,308,244
   Ethan Allen Interiors                         24,500        1,223,469
   Flexsteel Industries                          91,400        1,279,600
   La-Z-Boy                                       9,400          531,100
   Lifetime Hoan Corporation                    221,069        2,210,690
   The Rival Company                            128,500        1,734,750
   Velcro Industries                             60,100        8,368,925
                                                            ------------
                                                              23,114,813
                                                            ------------
Publishing - 1.6%
   Gibson Greetings*                            181,700        4,542,500
   Plenum Publishing Corporation                 64,000        4,688,000
   Scholastic Corporation                         6,200          247,225
   The Topps Company*                           696,800        2,155,725
                                                            ------------
                                                              11,633,450
                                                            ------------
Sports and Recreation - 0.7%
   Johnson Worldwide Associates Cl. A*          193,300        2,440,412
   Sturm, Ruger & Company                       130,500        2,185,875
                                                            ------------
                                                               4,626,287
                                                            ------------
Other Consumer Products - 1.1%
   Lazare Kaplan International*                 135,200        1,428,050
   Matthews International
     Corporation Cl. A                          109,400        2,687,137
   The L. S. Starrett Company Cl. A              73,700        2,911,150
   Toy Biz*                                      93,000          860,250
                                                            ------------
                                                               7,886,587
                                                            ------------
                                                              73,367,272
                                                            ============

                                                SHARES          VALUE
                                                ------          -----
Consumer Services -- 3.4%
Leisure/Entertainment - 0.2%
   Colonial Downs Holdings Cl. A*                14,500     $     37,156
   Seattle Filmworks*                           146,787        1,133,012
                                                            ------------
                                                               1,170,168
                                                            ------------
Restaurants/Lodging - 0.6%
   Bob Evans Farms                               10,000          211,875
   Buffets*                                     189,550        2,973,566
   Lone Star Steakhouse & Saloon*                72,000          994,500
   Sbarro                                        15,000          406,875
                                                            ------------
                                                               4,586,816
                                                            ------------
Retail - 2.6%
   Abercrombie & Fitch Cl. A*                     1,000           44,000
   Catherines Stores Corporation*               212,400        2,084,175
   Cato Corporation Cl. A                        40,900          711,916
   Charming Shoppes*                            718,000        3,410,500
   Claire's Stores                                2,400           49,200
   Deb Shops                                    110,900          956,512
   Family Dollar Stores                           4,700           86,950
   Little Switzerland*                           60,000          270,000
   Mikasa                                       154,500        1,969,875
   Pier 1 Imports                                 5,000          119,375
   Sotheby's Holdings Cl. A                     130,100        2,910,987
   Sunglass Hut International*                  216,600        2,396,137
   Suzy Shier                                    10,000           66,257
   Talbots                                      132,600        3,472,463
                                                            ------------
                                                              18,548,347
                                                            ------------
                                                              24,305,331
                                                            ============
Financial Intermediaries -- 12.7%
Banking - 1.3%
   The First National Bank of Anchorage           2,100        2,761,500
   The Mechanics Bank                               200        2,380,000
   National Bancorp of Alaska                    73,880        2,281,045
   Oriental Financial Group                      51,000        1,880,625
                                                            ------------
                                                               9,303,170
                                                            ------------
Brokerage - 0.1%
   Legg Mason                                     4,333          249,418
   Raymond James Financial                        7,500          224,531
                                                            ------------
                                                                 473,949
                                                            ------------
Closed-end Funds - 0.3%
   Baker, Fentress & Company                    138,600        2,538,112
                                                            ------------

22 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.                                JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                SHARES          VALUE
                                                ------          -----
Financial Intermediaries (continued)
Insurance - 11.0%
   Alleghany Corporation*                        20,705     $4,829,441
   ALLIED Life Financial
     Corporation                                 94,000      2,714,250
   Baldwin & Lyons Cl. B                        126,000      2,929,500
   Capitol Transamerica Corporation             115,450      2,373,941
   The Commerce Group                           119,718      4,639,072
   Erie Indemnity Company Cl. A                   6,500        187,688
   Fremont General Corporation                   53,350      2,890,903
   Fund American Enterprises Holdings            18,400      2,723,200
   Highlands Insurance Group*                   144,500      2,673,250
   Independence Holding Company                  56,664        793,296
   Intercargo Corporation                       143,100      1,681,425
   LandAmerica Financial Group                   87,400      5,003,650
   Leucadia National Corporation                130,400      4,311,350
   Markel Corporation*                            2,200        391,600
   Medical Assurance*                           155,076      4,303,359
   NYMAGIC                                       57,100      1,563,113
   Nobel Insurance Limited                      119,500      1,613,250
   Old Guard Group                              148,000      2,747,250
   Orion Capital Corporation                     55,074      3,077,260
   PXRE Corporation                             178,710      5,361,300
   Pennsylvania Manufacturers
     Corporation Cl. A                          222,400      5,115,200
   Philadelphia Consolidated
     Holding*                                     9,200        193,200
   RLI                                           24,062        979,023
   Trenwick Group                               111,850      4,344,673
   Wesco Financial Corporation                   17,790      6,955,890
   Zenith National Insurance                    158,100      4,456,444
                                                            ----------
                                                            78,852,528
                                                            ----------
                                                            91,167,759
                                                            ==========
Financial Services -- 6.7%
Information and Processing - 0.8%
   Duff & Phelps Credit Rating Co.               36,300      2,023,725
   Fair Isaac and Company, Incorporated          59,700      2,268,600
   Investors Financial Services Corporation      28,259      1,497,727
                                                            ----------
                                                             5,790,052
                                                            ----------
Insurance Brokers - 2.4%
   E.W. Blanch Holdings                          85,900      3,156,825
   Crawford & Company Cl. A                     155,250      2,910,938
   Crawford & Company Cl. B                      75,300      1,411,875
   Arthur J. Gallagher & Co.                     86,900      3,888,775
   Hilb, Rogal & Hamilton Company               146,075      2,282,422
   Willis Corroon Group ADR+                    290,900      3,654,431
                                                            ----------
                                                            17,305,266
                                                            ----------

                                              SHARES         VALUE
                                              ------         -----
Investment Management - 3.5%
   Affiliated Managers Group*                    59,800     $2,220,075
   Alliance Capital Management L.P.             225,100      5,697,844
   Eaton Vance                                  101,800      4,714,613
   The John Nuveen Company Cl. A                 26,400      1,047,750
   NVEST L.P.                                    76,800      2,443,200
   PIMCO Advisors Holdings L.P.                 102,740      3,506,003
   Phoenix Investment Partners                  157,900      1,371,756
   The Pioneer Group                            133,600      3,515,350
   SEI Investments Company                        2,000        124,000
   U.S. Global Investors Cl. A*                 249,205        498,410
                                                            ----------
                                                            25,139,001
                                                            ----------
                                                            48,234,319
                                                            ==========
Health -- 2.0%
Commercial Services - 0.1%
   IDEXX Laboratories*                           20,000        497,500
                                                            ----------
Drugs and Biotech - 0.5%
   Biogen*                                        7,000        343,000
   Centocor*                                      5,000        181,250
   Cerus Corporation*                            26,800        375,200
   Chiron Corporation*                          110,000      1,725,625
   Genzyme (General Division)*                   10,000        255,625
   Genzyme (Tissue Repair)*                      15,300        100,406
   Guilford Pharmaceuticals*                     20,000        352,500
   IDEC Pharmaceuticals
     Corporation*                                10,000        235,625
                                                            ----------
                                                             3,569,231
                                                            ----------
Health Services - 0.4%
   Jenny Craig*                                 161,600        979,700
   Life Technologies                             71,750      2,251,156
                                                            ----------
                                                             3,230,856
                                                            ----------
Personal Care - 0.1%
   Jean-Philippe Fragrances*                     82,200        662,737
                                                            ----------
Surgical Products and Devices - 0.9%
   Biomet                                         5,000        165,312
   Diagnostic Products Corporation               33,200        956,575
   Haemonetics Corporation*                     191,000      3,056,000
   Marquette Medical Systems*                    37,500        962,109
   Nitinol Medical Technologies*                114,600        859,500
   Spacelabs Medical*                            27,200        455,600
                                                            ----------
                                                             6,455,096
                                                            ----------
                                                            14,415,420
                                                            ==========
Industrial Products -- 19.1%
Aerospace/Defense - 1.6%
   Curtiss-Wright Corporation                   116,900      4,581,019
   Special Metals Corporation*                  205,100      2,871,400
   Woodward Governor Company                    126,800      3,914,950
                                                            ----------
                                                            11,367,369
                                                            ----------

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 23

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.                                JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                  SHARES          VALUE
                                                  ------          -----
Industrial Products (continued)
Building Systems and Components - 4.4%
   Decker Manufacturing Corporation                6,022     $   331,210
   Falcon Products                               150,700       1,902,587
 ++General Builders Corporation*                  73,645          59,873
   International Aluminum Corporation             64,900       2,011,900
   Juno Lighting                                 105,800       2,499,525
   Kimball International Cl. B                   168,580       3,055,513
   Knape & Vogt Manufacturing Company             79,750       1,794,375
   Paul Mueller Company                           53,200       2,061,500
   Preformed Line Products Company                82,600       2,560,600
   Simpson Manufacturing*                        126,700       4,893,788
   Skyline Corporation                           133,400       4,352,175
 **Thermal Industries*                            42,586         638,790
   Thor Industries                               174,450       4,830,084
   Woodhead Industries                            39,300         604,237
                                                             -----------
                                                              31,596,157
                                                             -----------
Construction Materials - 3.1%
   Ameron International
     Corporation                                  13,000         751,563
   Ash Grove Cement Company Cl. B                 77,518       6,937,861
   CalMat                                        182,300       4,010,600
   Florida Rock Industries                       213,000       6,216,938
   Puerto Rican Cement Company                    96,300       4,550,175
                                                             -----------
                                                              22,467,137
                                                             -----------
Machinery - 1.8%
   Atchison Casting Corporation*                  58,600       1,047,475
   DeVlieg-Bullard*                               61,400         138,150
   Federal Signal Corporation                      9,000         218,812
   Lincoln Electric Holding Co.                  227,980       5,044,058
   Nordson Corporation                            35,600       1,673,200
   Oshkosh Truck Corporation Cl. B               124,500       3,112,500
   Tecumseh Products Company Cl. A                33,300       1,758,656
                                                             -----------
                                                              12,992,851
                                                             -----------
Paper and Packaging - 1.3%
   CLARCOR                                        14,550         305,550
   P. H. Glatfelter Company                       93,700       1,481,631
   Liqui-Box Corporation                          66,778       3,163,608
   PalEx*                                        218,100       2,071,950
   Shorewood Packaging Corporation*              123,900       1,966,912
                                                             -----------
                                                               8,989,651
                                                             -----------
Pumps, Valves and Bearings - 1.7%
   ConBraCo Industries                             7,630       4,082,050
   Kaydon Corporation                            141,800       5,007,313
   NN Ball and Roller                            132,500       1,581,719
   Robroy Industries Cl. A                        51,270         781,868
   Roper Industries                               35,000         914,375
                                                             -----------
                                                              12,367,325
                                                             -----------

                                                  SHARES          VALUE
                                                  ------          -----
Specialty Chemicals and Materials - 3.5%
   Aceto Corporation                              50,010     $   812,663
   W. H. Brady Cl. A                              83,100       2,311,219
   Calgon Carbon Corporation                      40,000         397,500
   Chemfab Corporation*                          133,219       2,772,620
   Hach Company                                   42,150         522,923
   Hach Company Cl. A                             50,650         550,819
   Hawkins Chemical                              133,117       1,597,404
   LeaRonal                                       89,475       2,136,216
   Lilly Industries Cl. A                        210,983       4,562,507
   MacDermid, Incorporated                       264,331       7,467,351
   Quaker Chemical Corporation                    66,950       1,267,866
   SAES Getters                                    5,000          47,187
   Synalloy Corporation                           40,900         552,150
                                                             -----------
                                                              24,998,425
                                                             -----------
Textiles - 0.9%
   Delta Woodside Industries                     125,400         650,513
   Fab Industries                                156,200       4,354,075
   Unifi                                          47,800       1,637,150
   Wellman                                         5,000         113,438
                                                             -----------
                                                               6,755,176
                                                             -----------
Other Industrial Products - 0.8%
   BHA Group Holdings                             77,009       1,270,648
   Baldor Electric Company                        22,000         536,250
   Franklin Electric                               3,800         258,400
   Landauer                                      112,900       3,372,887
                                                             -----------
                                                               5,438,185
                                                             -----------
                                                             136,972,276
                                                             ===========
Industrial Services -- 12.0%
Advertising - 0.8%
   Grey Advertising                                9,617       3,808,332
   True North Communications                      58,000       1,696,500
                                                             -----------
                                                               5,504,832
                                                             -----------
Commerical Services - 1.1%
   BHI Corporation*                               76,900       3,037,550
   CDI*                                           29,800         797,150
   Cornell Corrections*                           46,600         978,600
   Fisher Companies                               16,096       1,142,816
   The Olsten Corporation                        163,600       1,830,275
   Open Plan Systems*                             34,600          80,012
                                                             -----------
                                                               7,866,403
                                                             -----------
Engineering and Construction - 2.0%
   Dames & Moore                                  32,800         422,300
   Insituform Technologies Cl. A*                182,100       2,520,947
   Morrison Knudsen Corporation*                 122,800       1,726,875
   Perini Corporation*                            44,200         378,462
 ++Sevenson Environmental Services               220,520       1,846,855
   Stone & Webster                                79,000       3,130,375
   Todd Shipyards Corporation*                    39,200         218,050

24 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.                                JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                 SHARES          VALUE
                                                 ------          -----
Industrial Services (continued)
Engineering and Construction (continued)
   The Turner Corporation*                        73,800     $1,918,800
   Willbros Group*                               141,200      2,206,250
                                                             ----------
                                                             14,368,914
                                                             ----------
Food/Tobacco Processors - 2.1%
   DIMON Incorporated                            181,100      2,037,375
   Farmer Bros.                                   26,000      6,214,000
   Midwest Grain Products*                       225,250      3,266,125
   Seaboard Corporation                            3,750      1,091,250
   Standard Commercial Corporation*              225,125      2,476,375
                                                             ----------
                                                             15,085,125
                                                             ----------
Industrial Distribution - 1.5%
   Central Steel & Wire Company                    3,699      3,772,980
   Rush Enterprises*                             160,600      1,666,225
   TBC Corporation*                               98,000        649,250
   Treadco                                        67,100        612,288
   Vallen Corporation*                           202,929      4,033,214
                                                             ----------
                                                             10,733,957
                                                             ----------
Printing - 1.9%
   Bowne & Co.                                    43,600      1,962,000
   Ennis Business Forms                          191,900      2,230,837
   Merrill Corporation                           143,000      3,154,937
   New England Business Service                   86,000      2,773,500
   The Standard Register Company                  92,700      3,279,262
                                                             ----------
                                                             13,400,536
                                                             ----------
Transportation and Logistics - 2.6%
   Air Express International
     Corporation                                  97,068      2,596,569
   AirNet Systems*                                98,000      1,580,250
   Arnold Industries                             233,648      3,446,308
   Circle International Group                    125,825      3,523,100
   Comair Holdings                                32,650      1,008,069
   Frozen Food Express Industries                269,135      2,657,708
   Kenan Transport Company                        40,500      1,392,187
   Pittston BAX Group                            155,200      2,415,300
                                                             ----------
                                                             18,619,491
                                                             ----------
                                                             85,579,258
                                                             ==========
Natural Resources -- 3.9%
Energy Services - 0.7%
   Carbo Ceramics                                 77,400      2,641,275
   Lufkin Industries                              45,700      1,508,100
   Nabors Industries*                              5,000         99,062
 ++Peerless Mfg.                                  79,300      1,016,031
                                                             ----------
                                                              5,264,468
                                                             ----------
Oil and Gas - 2.4%
   Barrett Resources*                             90,000      3,369,375
   Tom Brown*                                    293,800      5,527,113
   Denbury Resources*                            287,800      3,759,387

                                                 SHARES          VALUE
                                                 ------          -----
   Devon Energy Corporation                       77,700     $2,714,644
   PetroCorp Incorporated*                       121,900        929,487
   Toreador Royalty Corporation*                  97,100        303,437
   Valley National Gases*                         30,100        331,100
                                                             ----------
                                                             16,934,543
                                                             ----------
Real Estate - 0.8%
   Alico                                          72,700      1,490,350
   Consolidated-Tomoka Land                        7,800        135,525
   FRP Properties*                               119,900      3,896,750
   Resurgence Properties*                        143,400        107,550
                                                             ----------
                                                              5,630,175
                                                             ----------
                                                             27,829,186
                                                             ==========
Technology -- 9.5%
Distribution - 1.2%
   Daisytek International*                        10,000        254,375
   Marshall Industries*                          167,200      4,556,200
   Pioneer-Standard Electronics                  161,525      1,554,678
   Richardson Electronics                        173,500      2,342,250
                                                             ----------
                                                              8,707,503
                                                             ----------
Hardware - 4.9%
   Axiohm Transaction Solutions*                  97,100        995,275
   Cognex*                                       121,700      2,251,450
   Credence Systems Corporation*                  15,300        290,700
   Dallas Semiconductor Corporation               68,000      2,108,000
   Dionex Corporation*                           153,200      4,040,650
   DuPont Photomasks*                              5,000        172,500
   Etec Systems*                                   5,000        175,938
   Electroglas*                                  212,200      2,771,863
   Exar Corporation*                             182,000      3,822,000
   Giga-tronics Incorporated*                     57,100        260,519
   Helix Technology Corporation                   55,700        835,500
   IFR Systems                                     9,133        164,394
   Itron*                                          5,000         63,750
   KLA-Tencor*                                    39,000      1,079,813
   National Instruments*                           7,500        268,125
   Newport Corporation                            60,900      1,202,775
   PCD*                                           10,000        171,250
   PRI Automation*                                49,500        844,594
   Peak International Limited*                    97,300      1,337,875
   Penn Engineering and
     Manufacturing                               136,800      3,420,000
   Penn Engineering and
     Manufacturing Cl. A                          34,800        713,400
   Scitex Corporation Limited*                   156,400      2,042,975
   TCI Satellite Entertainment Cl. A*            238,900      1,403,538
   Unitrode Corporation*                         367,200      4,222,800
   Vicor Corporation*                              5,000         69,375
   Xylan Corporation*                              7,800        232,537
                                                             ----------
                                                             34,961,596
                                                             ----------
Software/Services - 2.6%
   Adobe Systems Incorporated                     20,800        882,700

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 25

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.                                JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                             SHARES         VALUE
                                             ------         -----
Technology (continued)
Software/Services - (continued)
   Aspect Development*                        3,000    $    226,875
   Check Point Software Technologies*        15,000         491,250
   DAOU Systems*                              7,600         173,850
   Documentum*                                5,000         240,000
   Industri-Matematik International*          4,000          43,750
 ++Integral Systems*                        157,800       2,682,600
   Integrated Systems*                        5,000          76,875
   i2 Technologies*                          10,000         351,250
   Lycos*                                     3,000         226,125
   MacNeal-Schwendler Corporation*           71,800         704,538
   Macromedia*                                3,000          56,063
   Manugistics Group*                        15,000         371,250
   Mosaix*                                   40,000         392,500
   National Computer Systems                268,000       6,432,000
   Nichols Research Corporation*             15,950         435,634
   Phoenix Technologies*                     61,200         780,300
   QRS*                                       5,000         188,125
   Siebel Systems*                           10,140         327,015
   Sterling Commerce*                         7,500         363,750
   Sybase*                                  165,100       1,150,541
   Technical Communications Corporation*     43,100         218,194
   VideoServer*                             124,100       1,520,225
   Yahoo!*                                    1,000         157,500
                                                       ------------
                                                         18,492,910
                                                       ------------
Telecommunications - 0.8%
   Communications Systems                    32,000         512,000
   Level 3 Communications*                   66,900       4,950,600
                                                       ------------
                                                          5,462,600
                                                       ------------
                                                         67,624,609
                                                       ============
Utilities -- 0.4%
   Southern Union Company*                   79,515       2,564,359
                                                       ============
Miscellaneous -- 4.4%                                    31,775,039
                                                       ============
TOTAL COMMON STOCKS
   (Cost $411,318,743)                                  603,834,828
                                                       ============
PREFERRED STOCKS -- 0.5%
   Pioneer Standard Electronics (Conv.)      60,000       2,730,000
   SVB Capital                               20,000         500,000
                                                       ------------
TOTAL PREFERRED STOCKS
   (Cost $3,500,000)                                      3,230,000
                                                       ============

                                          PRINCIPAL
                                           AMOUNT           VALUE
                                           ------           -----
CORPORATE BONDS -- 1.6%
   Charming Shoppes 7.50% Conv.
     Sub. Note due 7/15/06               $3,194,000    $  3,134,112
   Dixie Group 7.00% Conv. Sub.
     Deb. due 5/15/12                       775,000         678,125
   FirstWorld Communications 0%
     Sr. Note due 4/15/08                 3,493,000       1,536,920
   International Semi-Tech 0%
     Sr. Disc. Note due 8/15/03           6,158,000       1,785,820
   Richardson Electronics 8.25%
     Conv. Sub. Deb. due 6/15/06          2,049,000       2,066,929
   Richardson Electronics 7.25%
     Conv. Sub. Deb. due 12/15/06           419,000         375,529
   Shoney's 0% Conv. Sub. Deb.
     due 4/11/04                          2,146,000         922,780
   Sunglass Hut International
     5.25% Conv. Sub. Note due
     6/15/03                                500,000         410,000
   Thorn Apple Valley 9.00% Conv.
     Sub. Deb. due 4/01/07                  100,000          85,000
   Tops Appliance City 6.50% Conv.
     Sub. Deb. due 11/30/03               1,000,000         630,000
                                                       ------------
TOTAL CORPORATE BONDS
   (Cost $12,900,633)                                    11,625,215
                                                       ============
U.S. TREASURY OBLIGATION -- 1.4%
   U. S. Treasury Notes, principal amount
     $10,000,000, 6.25% due 8/31/02
     (Cost $9,994,530)                                   10,260,900
                                                       ============
REPURCHASE AGREEMENT -- 12.2%
   State Street Bank and Trust Company,
     5.15% dated 6/30/98, due 7/01/98,
     maturity value $87,612,532
     (collateralized by U.S. Treasury Bonds,
     9.875% due 11/15/15 and 7.25% due
     5/15/16, valued at $89,356,983)
     (Cost $87,600,000)                                  87,600,000
                                                       ============
TOTAL INVESTMENTS -- 100.1%
   (Cost $525,313,906)                                  716,550,943
LIABILITIES LESS CASH
 AND OTHER ASSETS -- (0.1)%                                (849,348)
                                                       ------------
NET ASSETS -- 100.0%                                   $715,701,595
                                                       ============

--------------------------------------------------------------------------------
 * Non-income producing.
** A security for which market quotations are no longer readily available represents 0.09% of net assets. This security has been valued in good faith by the Board of Directors.
+  American Depository Receipt.
++ At June 30, 1998, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $525,313,906. At June 30, 1998, net unrealized appreciation for all securities was $191,237,037, consisting of aggregate gross unrealized appreciation of $214,794,676 and aggregate gross unrealized depreciation of $23,557,639.
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

26 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.                                JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $437,713,906)                                      $628,950,943
Repurchase agreement (at cost and value)                                                   87,600,000
Cash                                                                                           75,706
Receivable for dividends and interest                                                       1,011,726
Receivable for investments sold                                                               682,107
Prepaid expenses and other assets                                                             133,224
-----------------------------------------------------------------------------------------------------
 Total Assets                                                                             718,453,706
-----------------------------------------------------------------------------------------------------
LIABILITIES:
Preferred dividend accrued but not yet declared                                               266,222
Payable for investments purchased                                                           1,667,366
Payable for investment advisory fee                                                           425,078
Accrued expenses                                                                              393,445
-----------------------------------------------------------------------------------------------------
 Total Liabilities                                                                          2,752,111
-----------------------------------------------------------------------------------------------------
 Net Assets                                                                              $715,701,595
-----------------------------------------------------------------------------------------------------
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share         $160,000,000
-----------------------------------------------------------------------------------------------------
Net Assets applicable to Common Stock at a value of $17.54 per share on June 30, 1998    $555,701,595
-----------------------------------------------------------------------------------------------------
SUMMARY OF STOCKHOLDERS' EQUITY:
7.80% Cumulative Preferred Stock - par value $0.001 per share; 2,400,000 shares          $      2,400
  outstanding
7.30% Tax-Advantaged Cumulative Preferred Stock - par value $0.001 per share; 4,000,000         4,000
  shares outstanding
Common Stock - par value $0.001 per share; 31,687,398 shares outstanding (150,000,000          31,687
  shares authorized)
Additional paid-in capital                                                                504,055,047
Undistributed net investment income                                                         4,662,005
Accumulated net realized gain on investments                                               42,639,016
Quarterly and accrued distributions                                                       (26,929,597)
Net unrealized appreciation on investments                                                191,237,037
-----------------------------------------------------------------------------------------------------
 Net Assets                                                                              $715,701,595
-----------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Six months ended       Year ended
                                                                                      June 30, 1998       December 31,
                                                                                       (unaudited)            1997
                                                                                       -----------            ----
INVESTMENT OPERATIONS:
 Net investment income                                                                $  2,525,680        $  6,702,922
 Net realized gain on investments                                                       36,612,095          29,196,786
 Net change in unrealized appreciation on investments                                   11,250,575          80,620,819
----------------------------------------------------------------------------------------------------------------------
  Net increase in net assets from investment operations                                 50,388,350         116,520,527
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                                          --            (736,536)
 Net realized gain on investments                                                               --          (4,063,464)
 Quarterly and accrued distributions*                                                   (3,248,167)           (106,667)
----------------------------------------------------------------------------------------------------------------------
  Total distributions to Preferred Stockholders                                         (3,248,167)         (4,906,667)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
 Net investment income                                                                          --          (5,058,567)
 Net realized gain on investments                                                               --         (27,907,269)
 Quarterly distributions*                                                              (23,574,763)                 --
----------------------------------------------------------------------------------------------------------------------
  Total distributions to Common Stockholders                                           (23,574,763)        (32,965,836)
----------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
 Conversion of Notes to Common Stock                                                    26,814,113          11,874,610
 Reinvestment of distributions to Common Stockholders                                   14,607,138          21,871,618
 Net proceeds from issuance of Preferred Stock                                          96,484,000                  --
----------------------------------------------------------------------------------------------------------------------
  Total capital stock transactions                                                     137,905,251          33,746,228
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                             161,470,671         112,394,252
NET ASSETS:
 Beginning of period                                                                   554,230,924         441,836,672
----------------------------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income of $4,662,005 and
  $2,136,325, respectively)                                                           $715,701,595        $554,230,924
----------------------------------------------------------------------------------------------------------------------

* To be allocated to net investment income and capital gains at year-end.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 27

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.               SIX MONTHS ENDED JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
  Dividends                                                          $ 4,044,660
  Interest                                                             1,575,174
--------------------------------------------------------------------------------
   Total Income                                                        5,619,834
--------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                             2,548,459
  Administrative and office facilities expenses                          148,129
  Custodian and transfer agent fees                                       87,634
  Professional fees                                                       31,886
  Directors' fees                                                         28,094
  Amortization of underwriting discount and offering costs of Notes       13,004
  Interest expense                                                         1,390
  Other expenses                                                         249,699
--------------------------------------------------------------------------------
   Total Expenses                                                      3,108,295
   Fees Waived by Investment Adviser                                     (14,141)
--------------------------------------------------------------------------------
   Net Expenses                                                        3,094,154
--------------------------------------------------------------------------------
   Net Investment Income                                               2,525,680
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                     36,612,095
 Net change in unrealized appreciation on investments                 11,250,575
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                      47,862,670
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                $50,388,350
--------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


28 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                      Six months ended
                                                        June 30, 1998
                                                         (unaudited)
                                                      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 16.91
------------------------------------------------------------------
INVESTMENT OPERATIONS (a):
  Net investment income                                       0.07
  Net realized and unrealized gain on investments             1.56
------------------------------------------------------------------
   Total investment operations                                1.63
------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
  Net investment income                                         --
  Net realized gain on investments                              --
  Quarterly and accrued distributions*                       (0.10)
------------------------------------------------------------------
   Total distributions to Preferred Stockholders             (0.10)
------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
  Net investment income                                         --
  Net realized gain on investments                              --
  Quarterly distributions*                                   (0.76)
------------------------------------------------------------------
   Total distributions to Common Stockholders                (0.76)
------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
  Effect of rights offerings or Preferred Stock offerings    (0.11)
  Effect of reinvestment of distributions by Common
   Stockholders                                              (0.03)
------------------------------------------------------------------
   Total capital stock transactions                          (0.14)
------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD (a)                          $17.54
------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                $16.500
------------------------------------------------------------------
TOTAL RETURN(b):
Net Asset Value (a)                                            8.6%
Market Value                                                  14.7%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c, d)                                         1.14%***
  Management fee expense                                      0.93%***
  Interest expense                                            0.01%***
  Other operating expenses                                    0.20%***
Net investment income                                         0.93%***
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                  $715,702
Portfolio Turnover Rate                                         17%
Average Commission Rate Paid+                              $0.0660
NOTES:
Total amount outstanding (in thousands)                         --
Asset coverage per note                                         --
Average market value per note (e)                               --
PREFERRED STOCK:
Total shares outstanding                                 6,400,000
Asset coverage per share                                       447%
Liquidation preference per share                            $25.00
Average market value per share, 7.80% Cumulative (e)        $25.97
Average market value per share, 7.30% Tax-Advantaged
 Cumulative (e)                                             $25.22
------------------------------------------------------------------

                                                                                      Years ended December 31,
                                                            ---------------------------------------------------------------------
                                                                  1997            1996           1995           1994      1993
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $14.32          $13.56        $12.34        $13.47       $ 12.50
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS (a):
  Net investment income                                            0.21            0.26          0.04          0.04          0.09
  Net realized and unrealized gain on investments                  3.85            1.92          2.70          0.09          2.12
---------------------------------------------------------------------------------------------------------------------------------
   Total investment operations                                     4.06            2.18          2.74          0.13          2.21
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
  Net investment income                                           (0.03)          (0.01)           --            --            --
  Net realized gain on investments                                (0.15)          (0.06)           --            --            --
  Quarterly and accrued distributions*                               --              --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions to Preferred Stockholders                  (0.18)          (0.07)           --            --            --
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
  Net investment income                                           (0.19)          (0.15)        (0.03)        (0.01)        (0.09)
  Net realized gain on investments                                (1.02)          (1.00)        (1.26)        (1.04)        (1.06)
  Quarterly distributions*                                           --              --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions to Common Stockholders                     (1.21)          (1.15)        (1.29)        (1.05)        (1.15)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
  Effect of rights offerings or Preferred Stock offerings            --           (0.09)        (0.12)        (0.14)        (0.08)
  Effect of reinvestment of distributions by Common
   Stockholders                                                   (0.08)          (0.11)        (0.11)        (0.07)**      (0.01)
---------------------------------------------------------------------------------------------------------------------------------
   Total capital stock transactions                               (0.08)          (0.20)        (0.23)        (0.21)        (0.09)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD (a)                               $16.91          $14.32        $13.56        $12.34        $13.47
---------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                     $15.063         $12.625       $11.875       $11.000       $12.875
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b):
Net Asset Value (a)                                                27.5%           15.5%         22.6%          1.1%         17.9%
Market Value                                                       28.8%           16.3%         20.5%         (5.6)%        14.8%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c, d)                                              1.12%           1.28%         2.01%         2.01%         1.33%
  Management fee expense                                           0.39%           0.39%         0.97%         1.21%         1.09%
  Interest expense                                                 0.45%           0.64%         0.75%         0.46%           --
  Other operating expenses                                         0.28%           0.25%         0.29%         0.34%         0.24%
Net investment income                                              1.53%           1.27%         0.34%         0.31%         0.74%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                       $554,231        $441,837      $338,970      $269,032      $246,558
Portfolio Turnover Rate                                              29%             34%           32%           35%           33%
Average Commission Rate Paid+                                   $0.0605         $0.0574            --            --            --
NOTES:
Total amount outstanding (in thousands)                         $27,801         $40,000       $40,000       $40,000            --
Asset coverage per note                                            2091%           1202%          944%          769%           --
Average market value per note (e)                               $107.69         $100.68        $96.92        $95.62            --
PREFERRED STOCK:
Total shares outstanding                                      2,400,000       2,400,000            --            --            --
Asset coverage per share                                            662%            481%           --            --            --
Liquidation preference per share                                 $25.00          $25.00            --            --            --
Average market value per share, 7.80% Cumulative (e)             $25.70          $25.20            --            --            --
Average market value per share, 7.30% Tax-Advantaged
 Cumulative (e)                                                      --              --            --            --            --

---------------------------------------------------------------------------------------------------------------------------------
(a) From June 21, 1995 through December 31, 1997, Net Asset Value per share, Net Asset Value Total Returns and Income from
    Investment Operations were calculated assuming the Notes had been fully converted, except when the effect of doing so resulted in a higher Net Asset Value per share than would have been calculated without such assumption. If it were not assumed the Notes had been converted, the Net Asset Value per share would have been increased by $0.31, $0.17 and $0.09 at
    December 31, 1997, 1996 and 1995, respectively.
(b) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in subscriptions of primary rights offerings.
(c) Expense ratios based on total average net assets were 0.99%, 0.99% , 1.20%, 2.01%, 2.01% and 1.33% for the periods ended June
    30, 1998(annualized) and December 31, 1997, 1996, 1995, 1994 and 1993, respectively.
(d) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.14%, 1.14% , 1.31%, 2.04% and 2.02% for the periods ended June 30, 1998(annualized) and December 31, 1997,
    1996, 1995 and 1994, respectively.
(e) The average of month-end market values during the period.
*   To be allocated to net investment income and capital gains at year-end.
**  Includes distributions paid January 31, 1994 and distributions paid December 30, 1994.
*** Annualized.
+   Beginning in 1996, funds are required to disclose average commission rates paid per share for purchases and sales of investments.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 29

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

     Royce Value Trust, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of investments:
     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 Investment transactions and related investment income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

 Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to one or more Royce Funds are allocated in an equitable manner. Allocated personnel costs of employees of The Royce Funds are included in administrative and office facilities expenses.

 Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

 Distributions:
     The Fund currently has a policy of paying quarterly distributions on the Fund's Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund's Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions paid to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributable in the following year.

 Repurchase agreements:
     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Investment Company Convertible Notes:
     On February 5, 1998, the Fund redeemed $256,000 of Investment Company Convertible Notes ("Notes"), constituting all of the then outstanding Notes, at a price equal to 100% of the principal amount of each Note plus accrued unpaid interest to that date. Prior to February 5, 1998, the remainder of the Notes had been converted to Common Stock of the Fund. The Fund issued 2,091,425 and 937,268 shares of Common Stock upon conversion of Notes for the periods ended June 30, 1998 and December 31, 1997, respectively.


30 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

Capital Stock:
     The Fund currently has two issues of Preferred Stock outstanding. At a Special Meeting on March 2, 1998, Stockholders approved an increase in the frequency of the dividend payments on the Cumulative Preferred Stock then outstanding, from an annual payment at a rate of 8% to a quarterly payment at an annual rate of 7.80%. Stockholders also approved an extension of the call protection period on the 7.80% Cumulative Preferred Stock by two years to August 15, 2003. In conjunction with the rate change, an extra $.05 per share of Cumulative Preferred Stock was paid on March 23, 1998. On May 22, 1998, the Fund issued and sold 4,000,000 shares of 7.30% Tax-Advantaged Cumulative Preferred Stock. Both issues of Preferred Stock have a liquidation preference of $25.00 per share.
     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Fund is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's. The Fund has met these requirements since issuing Preferred Stock.
     The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income, or net short-term capital gains, they will represent a return of capital.
     The Fund issued 887,375 and 1,422,952 shares of Common Stock as reinvestment by Common Stockholders of dividends and distributions for the periods ended June 30, 1998 and December 31, 1997, respectively.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") receives a fee comprised of a Basic Fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index ("S&P 600"). Prior to July 1, 1996, the Fund's investment performance was measured against the record of the S&P's 500 index over a rolling period of 36 months. The Investment Advisory Agreement provides that, for the 18-month period from July 1, 1996 to December 31, 1997, the monthly fee payable to Royce was the lower of the fee calculated under it or the fee that would have been payable under the prior investment advisory agreement.
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the net assets of the Fund at the end of each month included in the applicable performance period. The performance period for each such month will be from July 1, 1996 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 60 full calendar months, when it will become a rolling 60-month period ending with the most recent calendar month.
     The Basic Fee for each such month will be increased or decreased at the rate of 1/12 of .05% per percentage point, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the S&P 600 for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative on an absolute basis. In the event that the Fund's investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund's Preferred Stock for any month when the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate during that period.
     For the six months ended June 30, 1998, the Fund accrued and paid Royce advisory fees totaling $2,534,318, which is net of $14,141 voluntarily waived by Royce.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 1998, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $100,296,571 and $99,621,431, respectively.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 31

--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

Transactions in Shares of Affiliated Companies:
     An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns at least 5% of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the six months ended June 30, 1998.

==========================================================================================================================
                                        Purchases                Sales
                                    -----------------   ------------------------
        Affiliated Company           Shares     Cost      Shares         Cost       Realized Gain/Loss     Dividend Income
        ------------------           ------     ----      ------         ----       ------------------     ---------------
General Builders Corporation          --        --         --            --                  --                   --
Integral Systems                      --        --         --            --                  --                   --
Peerless Mfg.                         --        --         --            --                  --                $19,825
Sage Laboratories                     --        --       108,000      $813,888          $1,036,427                --
Sevenson Environmental Services       --        --         --            --                  --                $15,436
==========================================================================================================================









32 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.                            JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 82.9%

                                                 SHARES          VALUE
                                                 ------          -----
Consumer Products -- 12.9%
Apparel and Shoes - 3.6%
   Garan Incorporated                            53,200     $  1,443,050
   Haggar                                        20,000          255,000
   K-Swiss Cl. A                                 27,800          545,575
 **Kleinert's*                                   14,200          170,400
   Oshkosh B'Gosh Cl. A                          60,100        2,674,450
   Wellco Enterprises                            18,000          191,250
   Weyco Group                                   68,400        1,786,950
                                                            ------------
                                                               7,066,675
                                                            ------------
Food/Beverage/Tobacco - 0.8%
   Golden Enterprises                            70,600          445,663
 ++The Smithfield Companies                     148,400        1,113,000
                                                            ------------
                                                               1,558,663
                                                            ------------
Home Furnishings/Appliances - 3.1%
   Bassett Furniture Industries                  52,800        1,488,300
   Conso Products*                               95,700          789,525
   Lifetime Hoan Corporation                    120,054        1,200,540
   Mity-Lite*                                    14,200          252,050
   The Rival Company                             34,000          459,000
   Velcro Industries                             13,300        1,852,025
                                                            ------------
                                                               6,041,440
                                                            ------------
Publishing - 1.3%
   Gibson Greetings*                             37,000          925,000
   Plenum Publishing Corporation                 12,100          886,325
   The Topps Company*                           227,300          703,209
                                                            ------------
                                                               2,514,534
                                                            ------------
Sports and Recreation - 2.0%
   Baldwin Piano & Organ Company                 42,300          634,500
   Johnson Worldwide Associates Cl. A*           67,100          847,137
   Lund International Holdings*                 110,700        1,259,213
   RockShox*                                    263,200        1,052,800
                                                            ------------
                                                               3,793,650
                                                            ------------
Other Consumer Products - 2.1%
   Lazare Kaplan International*                  43,500          459,469
   Matthews International Corporation Cl. A     106,000        2,603,625
   Toy Biz*                                     109,800        1,015,650
                                                            ------------
                                                               4,078,744
                                                            ------------
                                                              25,053,706
                                                            ============
Consumer Services -- 4.3%
Direct Marketing - 0.2%
   Lillian Vernon Corporation                    24,900          413,962
                                                            ------------
Leisure/Entertainment - 0.8%
   MovieFone Cl. A*                             107,600        1,076,000
   Seattle Filmworks*                            44,600          344,256
                                                            ------------
                                                               1,420,256
                                                            ------------

                                                 SHARES          VALUE
                                                 ------          -----
Restaurants/Lodging - 0.5%
   IHOP*                                          5,000     $    206,875
   Pizza Inn                                    132,500          737,031
                                                            ------------
                                                                 943,906
                                                            ------------
Retail - 2.8%
   The Bombay Company*                           46,600          221,350
   Brookstone*                                   33,000          495,000
   Catherines Stores Corporation*               136,700        1,341,369
   Cato Corporation Cl. A                        50,000          870,312
   Lechters*                                     93,400          458,244
   Suzy Shier                                   156,800        1,038,904
   Urban Outfitters*                             56,900        1,038,425
                                                            ------------
                                                               5,463,604
                                                            ------------
                                                               8,241,728
                                                            ============
Financial Intermediaries -- 9.4%
Banking - 1.1 %
   Iron & Glass Bancorp                          16,600          892,250
   Oriental Financial Group                      23,350          861,031
   Queen City Investments*                          948          365,928
                                                            ------------
                                                               2,119,209
                                                            ------------
Insurance - 8.3%
   ALLIED Life Financial Corporation             19,200          554,400
   Baldwin & Lyons Cl. B                         28,024          651,558
   Capitol Transamerica Corporation              55,965        1,150,780
   Chartwell Re Corporation                      28,500          838,969
   Highlands Insurance Group*                    44,500          823,250
   Independence Holding Company                  33,300          466,200
   Intercargo Corporation                        80,500          945,875
   Medical Assurance*                            35,592          987,678
   NYMAGIC                                       40,400        1,105,950
   The Navigators Group*                         10,100          191,269
   Nobel Insurance Limited                       87,700        1,183,950
   Old Guard Group                               56,500        1,048,781
   PXRE Corporation                              62,364        1,870,920
   Pennsylvania Manufacturers
     Corporation Cl. A                           56,609        1,302,007
   Trenwick Group                                21,950          852,620
   Wellington Underwriting*                     515,770        2,230,459
                                                            ------------
                                                              16,204,666
                                                            ------------
                                                              18,323,875
                                                            ============
Financial Services -- 2.8%
Information and Processing - 1.3%
   Duff & Phelps Credit Rating Co.               44,600        2,486,450
                                                            ------------
Insurance Brokers - 0.4%
   Hilb, Rogal & Hamilton Company                50,300          785,937
                                                            ------------

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 33

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.                            JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                             SHARES          VALUE
                                             ------          -----
Financial Services (continued)
Investment Management - 1.1%
   Eaton Vance                               19,300     $    893,831
   Phoenix Investment Partners              136,400        1,184,975
                                                        ------------
                                                           2,078,806
                                                        ------------
                                                           5,351,193
                                                        ============
Health -- 1.9%
Commercial Services - 0.1%
 ++ICON ADR+*                                 1,000           25,250
                                                        ------------
Drugs and Biotech - 1.2%
   BioReliance Corporation*                 107,500        1,619,219
   International Isotopes*                   50,600          844,388
                                                        ------------
                                                           2,463,607
                                                        ------------
Health Services - 0.2%
   Jenny Craig*                              57,000          345,562
                                                        ------------
Surgical Products and Devices - 0.4%
   Nitinol Medical Technologies*            118,100          885,750
                                                        ------------
                                                           3,720,169
                                                        ============
Industrial Products -- 21.9%
Aerospace/Defense - 1.2%
   Curtiss-Wright Corporation                35,000        1,371,562
   Special Metals Corporation*               68,000          952,000
                                                        ------------
                                                           2,323,562
                                                        ------------
Building Systems and Components - 6.8%
   AFC Cable Systems*                        14,750          523,625
   American Buildings Company*               35,700        1,062,075
   Falcon Products                          115,600        1,459,450
   International Aluminum
     Corporation                             19,300          598,300
   Juno Lighting                             57,500        1,358,437
   Kit Manufacturing*                        54,200          379,400
   LSI Industries                            25,900          518,000
   Paul Mueller Company                      16,650          645,188
   Simpson Manufacturing*                    51,100        1,973,737
   Skyline Corporation                       32,100        1,047,263
 **Thermal Industries*                       58,700          880,500
   Thor Industries                           55,200        1,528,350
   Vertex Communications*                    10,000          235,000
   Woodhead Industries                       67,900        1,043,962
                                                        ------------
                                                          13,253,287
                                                        ------------
Construction Materials - 3.2%
   Ash Grove Cement Company                  20,000        1,790,000
   Florida Rock Industries                   55,000        1,605,312
   The Monarch Cement Company                35,210          897,855
   Northwest Pipe Company*                   13,900          326,650
   Puerto Rican Cement Company               34,300        1,620,675
                                                        ------------
                                                           6,240,492
                                                        ------------

                                            SHARES          VALUE
                                             ------          -----
Machinery - 1.5%
   Alamo Group                               16,000     $    304,000
 ++Art's-Way Manufacturing*                 124,000        1,023,000
   Atchison Casting Corporation*             40,000          715,000
   DeVlieg-Bullard*                          24,000           54,000
   Oshkosh Truck Corporation Cl. B           32,100          802,500
                                                        ------------
                                                           2,898,500
                                                        ------------
Paper and Packaging - 1.0%
   Liqui-Box Corporation                     13,100          620,612
   PalEx*                                   137,600        1,307,200
                                                        ------------
                                                           1,927,812
                                                        ------------
Pumps, Valves and Bearings - 1.0%
   NN Ball and Roller                        55,400          661,338
   Sun Hydraulics Corporation                78,400        1,254,400
                                                        ------------
                                                           1,915,738
                                                        ------------
Specialty Chemicals and Materials - 3.9%
   Aceto Corporation                         43,875          712,969
   Aldila*                                  213,200        1,412,450
   CFC International*                       113,800        1,258,913
   Chemfab Corporation*                      80,700        1,679,569
   Hauser*                                   59,500          345,844
   Hawkins Chemical                         122,667        1,472,004
   Synalloy Corporation                      56,800          766,800
                                                        ------------
                                                           7,648,549
                                                        ------------
Textiles - 1.0%
   Fab Industries                            44,700        1,246,012
   Thomaston Mills Cl. A                    100,000          587,500
                                                        ------------
                                                           1,833,512
                                                        ------------
Other Industrial Products - 2.3%
   BHA Group Holdings                        79,113        1,305,365
   Landauer                                  32,300          964,962
   Modern Controls                           70,300          527,250
   Myers Industries                          52,690        1,264,560
   Pioneer Metals*                            1,570          464,720
                                                        ------------
                                                           4,526,857
                                                        ------------
                                                          42,568,309
                                                        ============
Industrial Services -- 10.2%
Commercial Services - 2.0%
   BHI Corporation*                          42,800        1,690,600
   Cornell Corrections*                      61,200        1,285,200
   Exponent*                                 53,200          452,200
   Gulfmark Offshore*                         5,000          113,750
   C. H. Heist*                              41,012          302,463
                                                        ------------
                                                           3,844,213
                                                        ------------
Engineering and Construction - 2.0%
   Insituform Technologies Cl. A*            87,400        1,209,944
   Sevenson Environmental Services          125,120        1,047,880
   Todd Shipyards Corporation*               26,400          146,850
   Willbros Group*                           92,900        1,451,563
                                                        ------------
                                                           3,856,237
                                                        ------------

34 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.                            JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                               SHARES          VALUE
                                               ------          -----
Industrial Services (continued)
Food/Tobacco Processors - 1.6%
   Farmer Bros.                                 5,000     $  1,195,000
   Midwest Grain Products*                     89,322        1,295,169
   Standard Commercial
     Corporation*                              62,022          682,242
                                                          ------------
                                                             3,172,411
                                                          ------------
Industrial Distribution - 0.8%
   Vallen Corporation*                         76,800        1,526,400
                                                          ------------
Printing - 1.8%
   Ennis Business Forms                        77,900          905,587
   Merrill Corporation                         40,800          900,150
   New England Business Service                50,300        1,622,175
   Schawk                                       1,300           19,500
                                                          ------------
                                                             3,447,412
                                                          ------------
Transportation and Logistics - 2.0%
   AirNet Systems*                             38,100          614,363
   Circle International Group                  20,500          574,000
   Frozen Food Express Industries             138,500        1,367,687
   Kenan Transport Company                     34,800        1,196,250
   Knight Transportation*                       7,500          143,438
                                                          ------------
                                                             3,895,738
                                                          ------------
                                                            19,742,411
                                                          ============
Natural Resources -- 3.5%
Energy Services - 1.0%
   Carbo Ceramics                              36,700        1,252,388
   Dailey International*                       58,400          350,400
   Peerless Mfg.                               21,600          276,750
                                                          ------------
                                                             1,879,538
                                                          ------------
Metals and Mining - 0.1%
   MK Gold Company*                           291,600          273,375
                                                          ------------
Oil and Gas - 1.7%
   Domain Energy Corporation*                  72,200          866,400
   MarkWest Hydrocarbon*                       15,200          235,600
   Middle Bay Oil Company*                     10,000           51,250
   PetroCorp Incorporated*                    133,800        1,020,225
   Titan Exploration*                         136,600        1,212,325
                                                          ------------
                                                             3,385,800
                                                          ------------
Real Estate - 0.7%
   FRP Properties*                             39,700        1,290,250
                                                          ------------
                                                             6,828,963
                                                          ============
Technology -- 11.4%
Distribution - 1.7%
   Jaco Electronics*                           25,000          155,469
   Perceptron*                                119,100        1,429,200
   Richardson Electronics                     124,500        1,680,750
                                                          ------------
                                                             3,265,419
                                                          ------------

                                               SHARES          VALUE
                                               ------          -----
Hardware - 6.8%
   ADE Corporation*                            21,300     $    311,512
   Advanced Energy Industries*                 35,500          412,688
   Aetrium Incorporated*                       11,000           94,875
   Align-Rite International*                   30,000          446,250
   Axiohm Transaction Solutions*               73,890          757,372
   Benchmarq Microelectronics*                 49,100          552,375
   CEM Corporation*                            75,700          917,862
   Control Devices                             83,332        1,083,316
   Electroglas*                                89,900        1,174,319
   Exar Corporation*                           53,900        1,131,900
   Giga-tronics Incorporated*                  22,982          104,855
   Industrial Scientific Corporation           22,900          561,050
   Intevac*                                    97,900        1,052,425
   Newport Corporation                         60,300        1,190,925
   Optek Technology*                           29,300          560,362
   Penn Engineering and Manufacturing          49,700        1,242,500
   Penn Engineering and
     Manufacturing Cl. A                       15,400          315,700
   Performance Technologies*                   30,000          337,500
   Printronix*                                 10,000          160,000
   Watkins-Johnson Company                     30,000          780,000
                                                          ------------
                                                            13,187,786
                                                          ------------
Software/Services - 2.9%
   CSP*                                        40,150          376,406
   Integral Systems*                           42,600          724,200
   Kronos Incorporated*                        39,000        1,413,750
   MacNeal-Schwendler Corporation*            128,000        1,256,000
   Rainbow Technologies*                       43,200          885,600
   Tyler Corporation*                          97,300        1,003,406
                                                          ------------
                                                             5,659,362
                                                          ------------
                                                            22,112,567
                                                          ============
Miscellaneous -- 4.6%                                        9,017,276
                                                          ============
TOTAL COMMON STOCKS
   (Cost $118,245,808)                                     160,960,197
                                                          ============

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 35

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.                            JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------


                           PRINCIPAL
                             AMOUNT         VALUE
                             ------         -----
U.S. TREASURY OBLIGATIONS -- 5.2%
U.S. Treasury Notes
   6.25%, due 8/31/00     $5,000,000    $  5,073,450
   6.25%, due 8/31/02      5,000,000       5,130,450
                                        ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $10,015,235)                     10,203,900
                                        ============

                                            VALUE
                                            -----
REPURCHASE AGREEMENT -- 11.8%
   State Street Bank & Trust Company, 5.15%
    dated 6/30/98, due 7/01/98 maturity
     value $22,903,276 (collateralized by
     U.S. Treasury Bonds, 8.375% due
     8/15/08 and 9.875% due 11/15/15,
     valued at $23,361,583)
     (Cost $22,900,000)                 $ 22,900,000
                                        ============
TOTAL INVESTMENTS -- 99.9%
   (Cost $151,161,043)                   194,064,097
CASH AND OTHER ASSETS
 LESS LIABILITIES -- 0.1%                    168,173
                                        ------------
NET ASSETS -- 100.0%                    $194,232,270
                                        ============

--------------------------------------------------------------------------------

 * Non-income producing.
** Two securities for which market quotations are no longer readily available represent 0.54% of net assets. These securities have been valued in good faith by the Board of Directors.
+  American Depository Receipt.
++ At June 30, 1998, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as the term is defined in the Investment Company Act of 1940.

INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $151,161,043. At June 30, 1998, net unrealized appreciation for all securities was $42,903,054, consisting of aggregate gross unrealized appreciation of $49,435,103 and aggregate gross unrealized depreciation of $6,532,049.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


36 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.                            JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $128,261,043)                                                             $171,164,097
Repurchase agreement (at cost and value)                                                                          22,900,000
Cash                                                                                                                  47,199
Receivable for dividends and interest                                                                                350,593
Receivable for investments sold                                                                                        7,651
Prepaid expenses and other assets                                                                                     33,725
----------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                                                                    194,503,265
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Preferred dividend accrued but not yet declared                                                                       68,889
Payable for investment advisory fee                                                                                   55,997
Payable for investments purchased                                                                                     55,917
Payable for administration fee                                                                                        10,985
Accrued expenses                                                                                                      79,207
----------------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                                                                                   270,995
----------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                                     $194,232,270
----------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share                                $ 40,000,000
----------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to Common Stock at a value of $11.75 per share on June 30, 1998                           $154,232,270
----------------------------------------------------------------------------------------------------------------------------
SUMMARY OF STOCKHOLDERS' EQUITY:
7.75% Cumulative Preferred Stock - par value $0.001 per share; 1,600,000 shares outstanding                     $      1,600
Common Stock - par value $0.001 per share; 13,129,779 shares outstanding (150,000,000 shares authorized)              13,130
Additional paid-in capital                                                                                       136,302,534
Undistributed net investment income                                                                                1,343,196
Accumulated net realized gain on investments and foreign currency                                                 15,286,637
Quarterly and accrued distributions                                                                               (1,618,889)
Net unrealized appreciation on investments and foreign currency                                                   42,904,062
----------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                                     $194,232,270
----------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            Six months ended     Year ended
                                                                                              June 30, 1998     December 31,
                                                                                               (unaudited)          1997
                                                                                               -----------          ----
INVESTMENT OPERATIONS:
Net investment income                                                                           $1,162,463     $   2,268,785
 Net realized gain on investments and foreign currency                                          11,648,118        10,619,371
 Net change in unrealized appreciation on investments and foreign currency                         610,044        21,021,456
----------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets from investment operations                                         13,420,625        33,909,612
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                                                  --          (242,787)
 Net realized gain on investments and foreign currency                                                  --        (1,298,601)
 Quarterly and accrued distributions*                                                           (1,550,000)          (68,889)
----------------------------------------------------------------------------------------------------------------------------
  Total distributions to Preferred Stockholders                                                 (1,550,000)       (1,610,277)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
 Net investment income                                                                                  --        (1,914,145)
 Net realized gain on investments and foreign currency                                                  --       (10,239,254)
----------------------------------------------------------------------------------------------------------------------------
  Total distributions to Common Stockholders                                                            --       (12,153,399)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
 Reinvestment of distributions to Common Stockholders                                                   --         9,762,687
 Net proceeds from issuance of Preferred Stock                                                          --        38,500,000
----------------------------------------------------------------------------------------------------------------------------
  Total capital stock transactions                                                                      --        48,262,687
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                                      11,870,625        68,408,623
NET ASSETS:
 Beginning of period                                                                           182,361,645       113,953,022
----------------------------------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income of $1,343,196 and $180,733,
  respectively)                                                                               $194,232,270     $ 182,361,645
----------------------------------------------------------------------------------------------------------------------------

* To be allocated to net investment income and capital gains at year-end.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 37

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.           SIX MONTHS ENDED JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
  Interest                                                                      $   988,790
  Dividends                                                                         770,016
-------------------------------------------------------------------------------------------
   Total Income                                                                   1,758,806
-------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                                          317,470
  Administration fees                                                                65,846
  Administrative and office facilities expenses                                      46,012
  Custodian fees                                                                     38,193
  Professional fees                                                                  23,583
  Directors' fees                                                                    12,033
  Transfer agent fees                                                                11,948
  Other expenses                                                                     81,258
-------------------------------------------------------------------------------------------
   Total Expenses                                                                   596,343
-------------------------------------------------------------------------------------------
   Net Investment Income                                                          1,162,463
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency                           11,648,118
 Net change in unrealized appreciation on investments and foreign currency          610,044
-------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign currency            12,258,162
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                           $13,420,625
-------------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.







38 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                          Six months ended
                                                            June 30, 1998
                                                             (unaudited)
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.84
------------------------------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment income                                           0.09
  Net realized and unrealized gain on investments and
   foreign currency                                               0.94
------------------------------------------------------------------------
   Total investment operations                                    1.03
------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
  Net investment income                                             --
  Net realized gain on investments and foreign currency             --
  Quarterly and accrued distributions**                          (0.12)
------------------------------------------------------------------------
   Total distributions to Preferred Stockholders                 (0.12)
------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
  Net investment income                                             --
  Net realized gain on investments and foreign currency             --
------------------------------------------------------------------------
   Total distributions to Common Stockholders                       --
------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
  Effect of rights offering or Preferred Stock offering             --
  Effect of reinvestment of distributions by Common
   Stockholders                                                     --
------------------------------------------------------------------------
   Total capital stock transactions                                 --
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $11.75
------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                   $10.3125
------------------------------------------------------------------------
TOTAL RETURN (a):
  Net Asset Value                                                  8.4%
  Market Value                                                     1.9%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b, c)                                             0.80%***
  Management fee expense                                          0.42%***
  Other operating expenses                                        0.38%***
Net investment income (loss)                                      1.55%***
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                      $194,232
Portfolio Turnover Rate                                             17%
Average Commission Rate Paid+                                  $0.0588
PREFERRED STOCK:
Total shares outstanding                                     1,600,000
Asset coverage per share                                           486%
Liquidation preference per share                                $25.00
Average market value per share (d)                              $25.60
-----------------------------------------------------------------------

                                                                                                                  For the period
                                                                                 Years ended December 31,       December 14, 1993*
                                                          ----------------------------------------------------   through December
                                                                1997          1996         1995          1994         31, 1993
--------------------------------------------------------------------------------------------------------------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $9.38        $8.89        $7.58         $7.27       $7.25
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment income                                           0.17         0.09         0.02          0.01          --
  Net realized and unrealized gain on investments and
   foreign currency                                               2.61         1.32         1.69          0.41        0.02
---------------------------------------------------------------------------------------------------------------------------
   Total investment operations                                    2.78         1.41         1.71          0.42        0.02
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
  Net investment income                                          (0.02)          --           --            --          --
  Net realized gain on investments and foreign currency          (0.12)          --           --            --          --
  Quarterly and accrued distributions**                             --           --           --            --          --
---------------------------------------------------------------------------------------------------------------------------
   Total distributions to Preferred Stockholders                 (0.14)          --           --            --          --
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
  Net investment income                                          (0.16)       (0.10)       (0.02)        (0.02)         --
  Net realized gain on investments and foreign currency          (0.84)       (0.70)       (0.34)        (0.03)         --
---------------------------------------------------------------------------------------------------------------------------
   Total distributions to Common Stockholders                    (1.00)       (0.80)       (0.36)        (0.05)         --
---------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
  Effect of rights offering or Preferred Stock offering          (0.12)          --           --         (0.06)         --
  Effect of reinvestment of distributions by Common
   Stockholders                                                  (0.06)       (0.12)       (0.04)           --          --
---------------------------------------------------------------------------------------------------------------------------
   Total capital stock transactions                              (0.18)       (0.12)       (0.04)        (0.06)         --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $10.84        $9.38        $8.89         $7.58       $7.27
---------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                    $10.125        $8.25        $8.00         $7.00       $7.50
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a):
  Net Asset Value                                                 27.1%        16.6%        22.9%          6.0%        0.3%
  Market Value                                                    35.0%        13.9%        19.8%         (5.1)%       0.0%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b, c)                                             0.83%        0.85%        1.36%         1.88%       1.92%***
  Management fee expense                                          0.40%        0.47%        0.77%         1.20%       0.00%
  Other operating expenses                                        0.43%        0.38%        0.59%         0.68%       1.92%***
Net investment income (loss)                                      1.77%        0.88%        0.26%         0.21%      (0.06)%***
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                      $182,362     $113,953     $100,065       $82,534     $71,126
Portfolio Turnover Rate                                             34%          51%          51%           23%          0%
Average Commission Rate Paid+                                  $0.0549      $0.0485           --            --          --
PREFERRED STOCK:
Total shares outstanding                                     1,600,000           --           --            --          --
Asset coverage per share                                           456%          --           --            --          --
Liquidation preference per share                                $25.00           --           --            --          --
Average market value per share (d)                              $25.56           --           --            --          --
---------------------------------------------------------------------------------------------------------------------------

 (a) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in primary rights offerings.
 (b) Expense ratios based on total average net assets were 0.63%, 0.72% , 0.85%, 1.36%, 1.88% and 1.92% for the periods ended June 30, 1998 (annualized) and December 31, 1997, 1996, 1995, 1994 and 1993 (annualized), respectively.
 (c) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser and administrator would have been 2.12% for the period ended December 31, 1993.
 (d) The average of month-end market values during the period.
   * Commencement of operations.
  ** To be allocated to net investment income and capital gains at year-end.
 *** Annualized.
   + Beginning in 1996, funds are required to disclose average commission rates paid per share for purchases and sales of investments.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 39

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:
     Royce Micro-Cap Trust, Inc. (the "Fund"), was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of investments:
     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 Foreign Currency:
     The Fund does not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.

     Net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, as a result of changes in the exchange rates.

 Investment transactions and related investment income:
     Investment transactions are accounted for on the trade date . Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

 Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to one or more Royce Funds are allocated in an equitable manner. Allocated personnel costs of employees of The Royce Funds are included in administrative and office facilities expenses.

 Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

 Distributions:
     Distributions paid to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions paid to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributable in the following year.

 Repurchase agreements:
     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.


40 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

Capital Stock:
     On July 2, 1997, the Fund issued and sold 1,600,000 shares of 7.75% Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share.
     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Fund is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's. The Fund has met these requirements since issuing Preferred Stock.
     The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income, or net short-term capital gains, they will represent a return of capital.
     The Fund issued 976,268 shares of Common Stock as reinvestment by Common Stockholders of dividends and distributions for the year ended December 31, 1997.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") receives a fee comprised of a basic fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000 index for certain prescribed performance periods, as described below.
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the net assets of the Fund at the end of each month included in a period consisting of the rolling 36 months ending with such month. The performance period for each such month is from January 1, 1997 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 36 full calendar months, when the performance period will become a rolling 36-month period ending with such month.
     The Basic Fee for each such month may be increased or decreased at the rate of 1/12 of .05% per percentage point, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the Russell 2000 index for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and would be payable if the investment performance of the Fund exceeded the percentage change in the investment record of the Russell 2000 index by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and would be payable if the percentage change in the investment record of the Russell 2000 index exceeded the investment performance of the Fund by 12 or more percentage points for the performance period.
     The present Investment Advisory Agreement replaced a similar investment advisory agreement between the Fund and Royce, under which the Fund's investment performance was measured against the record of the Nasdaq Composite over a rolling period of up to 36 months. The present Investment Advisory Agreement provides that, for the 18-month period from January 1, 1997 to June 30, 1998, the monthly fee payable to Royce was the lower of the fee calculated under such Agreement or the fee that would have been payable to Royce for the month involved under the prior agreement.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month when the Fund's average annual NAV total return from the date of the Preferred Stock original issue fails to exceed the Preferred Stock's dividend rate during that period.
     For the six months ended June 30, 1998, the Fund accrued and paid Royce advisory fees totaling $317,470.

Administration Agreement:
     Under an Administration Agreement with the Fund, Mitchell Hutchins Asset Management Inc. (the "Administrator") serves as the Administrator, and performs or assists in certain aspects of the Fund's operations. As compensation for its services, the Administrator is paid an annual fee, payable monthly, of $50,000 plus .05% on the first $125 million of the Fund's average daily net assets, and .03% of average daily net assets exceeding $125 million.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 1998, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $32,065,477 and $28,153,160, respectively.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 41

--------------------------------------------------------------------------------
ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

Transactions in Shares of Affiliated Companies:
     An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns at least 5% of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the six months ended June 30, 1998.


=================================================================================================================
                                   Purchases                Sales
                             ----------------------   -----------------
    Affiliated Company        Shares        Cost       Shares     Cost     Realized Gain/Loss     Dividend Income
    ------------------        ------        ----       ------     ----     ------------------     ---------------
Art's Way Manufacturing       30,000     $258,700       --        --              --                    --
ICON ADR                       1,000     $ 24,508       --        --              --                    --
The Smithfield Companies      67,000     $473,200       --        --              --                 $4,848
=================================================================================================================

42 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE GLOBAL TRUST, INC.                               JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 75.0%

                                                 SHARES          VALUE
                                                 ------          -----
Consumer Products -- 8.9%
Apparel and Shoes - 1.1%
   Oakley*                                       62,100     $   830,588
                                                            -----------
Collectibles - 2.6%
   Enesco Group                                  61,500       1,891,125
                                                            -----------
Food/Beverage/Tobacco - 0.2%
   Barbeques Galore ADR*+                        20,000         160,000
                                                            -----------
Home Furnishings/Appliances - 1.9%
   Velcro Industries                             10,200       1,420,350
                                                            -----------
Publishing - 1.6%
   Gibson Greetings*                             47,400       1,185,000
                                                            -----------
Sports and Recreation - 0.7%
   Johnson Worldwide Associates Cl. A*           43,700         551,712
                                                            -----------
Other Consumer Products - 0.8%
   Lazare Kaplan International*                  52,800         557,700
                                                            -----------
                                                              6,596,475
                                                            ===========
Consumer Services -- 2.2%
Direct Marketing - 0.7%
   Amway Asia Pacific                            10,000         130,625
   Amway Japan ADR+                              64,300         349,631
                                                            -----------
                                                                480,256
                                                            -----------
Leisure/Entertainment - 0.2%
   Livent, Inc.*                                 20,000         175,000
                                                            -----------
Retail - 1.3%
   Suzy Shier                                   147,800         979,274
                                                            -----------
                                                              1,634,530
                                                            ===========
Financial Intermediaries -- 6.6%
Brokerage - 1.0%
   Nomura Securities ADR+                         7,000         752,500
                                                            -----------
Insurance - 5.6%
   Leucadia National Corporation                 54,200       1,791,988
   PXRE Corporation                              36,000       1,080,000
   Trenwick Group                                32,850       1,276,017
                                                            -----------
                                                              4,148,005
                                                            -----------
                                                              4,900,505
                                                            ===========
Financial Services -- 13.9%
Information and Processing - 2.6%
   Duff & Phelps Credit Rating Co.               25,500       1,421,625
   Fair Isaac and Company,
     Incorporated                                13,100         497,800
                                                            -----------
                                                              1,919,425
                                                            -----------
Insurance Brokers - 3.8%
   E.W. Blanch Holdings                          21,800         801,150
   Arthur J. Gallagher & Co.                     18,100         809,975
   Willis Corroon Group ADR+                     94,100       1,182,131
                                                            -----------
                                                              2,793,256
                                                            -----------

                                                 SHARES          VALUE
                                                 ------          -----
Investment Management - 7.1%
   Alliance Capital Management L.P.              50,000     $ 1,265,625
   MacKenzie Financial Corporation               61,400         848,088
   NVEST, L.P.                                   15,000         477,187
   PIMCO Advisors Holdings, L.P.                 41,700       1,423,013
   The Pioneer Group                             48,000       1,263,000
                                                            -----------
                                                              5,276,913
                                                            -----------
Other Financial Services - 0.4%
   Peak TRENDS Trust*                            21,500         303,687
                                                            -----------
                                                             10,293,281
                                                            ===========
Health -- 2.9%
Drugs and Biotech - 1.0%
   Chiron Corporation*                           20,000         313,750
   Scotia Holdings*                              75,000         405,737
                                                            -----------
                                                                719,487
                                                            -----------
Surgical Products and Devices - 1.9%
   Haemonetics Corporation*                      53,800         860,800
   Marquette Medical Systems*                    22,500         577,266
                                                            -----------
                                                              1,438,066
                                                            -----------
                                                              2,157,553
                                                            ===========
Industrial Products -- 13.1%
Aerospace/Defense - 2.6%
   Curtiss-Wright Corporation                    22,300         873,881
   Woodward Governor Company                     34,000       1,049,750
                                                            -----------
                                                              1,923,631
                                                            -----------
Building Systems and Components - 1.1%
   Simpson Manufacturing*                        20,700         799,537
                                                            -----------
Construction Materials - 1.9%
   CalMat                                        17,900         393,800
   Puerto Rican Cement Company                   21,400       1,011,150
                                                            -----------
                                                              1,404,950
                                                            -----------
Industrial OEM - 0.5%
   Ionics, Incorporated*                         10,000         368,750
                                                            -----------
Machinery - 3.8%
   Lincoln Electric Holding Co.                  60,000       1,327,500
   Nordson Corporation                           31,200       1,466,400
                                                            -----------
                                                              2,793,900
                                                            -----------
Paper and Packaging - 0.6%
   Shorewood Packaging Corporation*              30,000         476,250
                                                            -----------
Pumps, Valves and Bearings - 1.2%
   Kaydon Corporation                            26,100         921,656
                                                            -----------
Textiles - 1.0%
   Unifi                                         22,600         774,050
                                                            -----------
Other Industrial Products - 0.4%
   BHA Group Holdings                            16,423         270,980
                                                            -----------
                                                              9,733,704
                                                            ===========

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 43

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE GLOBAL TRUST, INC.                               JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                             SHARES          VALUE
                                             ------          -----
Industrial Services -- 12.4%
Advertising - 0.9%
   Young & Rubicam*                           8,000     $    256,000
   Ziff-Davis*                               31,700          439,838
                                                        ------------
                                                             695,838
                                                        ------------
Commercial Services - 2.0%
   BHI Corporation*                          36,800        1,453,600
                                                        ------------
Engineering and Construction - 5.0%
   Morrison Knudsen Corporation*             98,200        1,380,937
   Stone & Webster                           25,200          998,550
   Willbros Group*                           86,400        1,350,000
                                                        ------------
                                                           3,729,487
                                                        ------------
Food/Tobacco Processors - 0.7%
   DIMON Incorporated                        46,100          518,625
   Midwest Grain Products*                    2,000           29,000
                                                        ------------
                                                             547,625
                                                        ------------
Industrial Distribution - 1.0%
   Ritchie Bros. Auctioneers*                27,000          717,188
                                                        ------------
Transportation and Logistics - 2.5%
   Circle International Group                23,600          660,800
   Ryanair Holdings ADR*+                    32,000        1,140,000
                                                        ------------
                                                           1,800,800
                                                        ------------
Other Industrial Services - 0.3%
   Elamex*                                   36,800          218,500
                                                        ------------
                                                           9,163,038
                                                        ============
Natural Resources -- 4.7%
Energy Services - 1.0%
   Carbo Ceramics                            22,000          750,750
                                                        ------------
Metals and Mining - 2.3%
   Anglogold Limited ADR+                    67,100        1,325,225
   MK Gold Company*                         393,700          369,094
                                                        ------------
                                                           1,694,319
                                                        ------------
Oil and Gas - 1.4%
   Denbury Resources*                        80,500        1,051,531
                                                        ------------
                                                           3,496,600
                                                        ============
Technology -- 10.3%
Distribution - 2.3%
   Marshall Industries*                      39,300        1,070,925
   Richardson Electronics                    29,000          391,500
   Zebra Technologies Corporation*            6,050          258,637
                                                        ------------
                                                           1,721,062
                                                        ------------
Hardware - 2.3%
   Exar Corporation*                         27,500          577,500
   Peak International Limited*               25,000          343,750
   Penn Engineering and
     Manufacturing Cl. A                     32,800          672,400
   Scitex Corporation Limited*               10,000          130,625
                                                        ------------
                                                           1,724,275
                                                        ------------

                                             SHARES          VALUE
                                             ------          -----
Software/Services - 4.1%
   Business Objects ADR*+                    15,000     $    253,125
   MacNeal-Schwendler
     Corporation*                            72,500          711,406
   National Computer Systems                 64,200        1,540,800
   Sybase*                                   50,000          348,438
   Technomatix Technologies*                 10,000          200,000
                                                        ------------
                                                           3,053,769
                                                        ------------
Telecommunications - 1.6%
   Level 3 Communications*                    4,900          362,600
   PT Indosat ADR+                            6,000           66,750
   Telekomunikasi ADR+                      125,000          726,562
                                                        ------------
                                                           1,155,912
                                                        ------------
                                                           7,655,018
                                                        ============
TOTAL COMMON STOCKS
   (Cost $47,040,482)                                     55,630,704
                                                        ============
PREFERRED STOCK -- 1.3%
   Pioneer Standard
     Electronics (Conv.)
  (Cost $1,000,000)                          20,000          910,000
                                                        ============

                                          PRINCIPAL
                                           AMOUNT
                                           ------
CORPORATE BONDS -- 2.0%
   FirstWorld Communications 0%
     Sr. Note due 4/15/08                 $ 996,000          438,240
   Richardson Electronics 8.25%
     Conv. Sub. Deb. due 6/15/06            400,000          403,500
   Richardson Electronics 7.25%
     Conv. Sub. Deb. due 12/15/06           700,000          627,375
                                                             -------
TOTAL CORPORATE BONDS
   (Cost $1,542,790)                                       1,469,115
                                                           =========
U.S. TREASURY OBLIGATIONS -- 16.3%
U.S. Treasury Notes
   7.125%, due 9/30/99                    2,000,000        2,038,120
   5.75%, due 11/15/00                    5,000,000        5,025,000
   5.75%, due 10/31/02                    5,000,000        5,040,600
                                                           ---------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $12,066,406)                                     12,103,720
                                                          ==========

44 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE GLOBAL TRUST, INC.                               JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                           VALUE
                                                           -----
REPURCHASE AGREEMENT -- 5.1%
   State Street Bank & Trust Company, 5.15%
     dated 6/30/98, due 7/01/98, maturity
     value $3,800,544 (collateralized by
     U.S.Treasury Bonds, 7.25% due 5/15/16
     and U.S. Treasury Notes, 6.125% due
     12/31/01, valued at $3,880,511)
     (Cost $3,800,000)                                   $ 3,800,000
                                                         ===========

                                                           VALUE
                                                           -----
TOTAL INVESTMENTS -- 99.7%
   (Cost $65,449,678)                                    $73,913,539
CASH AND OTHER ASSETS
 LESS LIABILITIES -- 0.3%                                    218,936
                                                         -----------
NET ASSETS -- 100%                                       $74,132,475
                                                         ===========

--------------------------------------------------------------------------------
* Non-income producing
+ American Depository Receipt.


INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $65,449,678. At June 30, 1998, net unrealized appreciation for all securities was $8,463,861,consisting of aggregate gross unrealized appreciation of $10,941,991 and aggregate gross unrealized depreciation of $2,478,130.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 45

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ROYCE GLOBAL TRUST, INC.                               JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $61,649,678)                                        $70,113,539
Repurchase agreement (at cost and value)                                                    3,800,000
Cash                                                                                           85,724
Receivable for dividends and interest                                                         228,207
Prepaid expenses and other assets                                                              22,856
-----------------------------------------------------------------------------------------------------
 Total Assets                                                                              74,250,326
-----------------------------------------------------------------------------------------------------
LIABILITIES:
Preferred dividend accrued but not yet declared                                                33,112
Payable for investment advisory fee                                                            61,011
Accrued expenses                                                                               23,728
-----------------------------------------------------------------------------------------------------
 Total Liabilities                                                                            117,851
-----------------------------------------------------------------------------------------------------
 Net Assets                                                                               $74,132,475
-----------------------------------------------------------------------------------------------------
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share          $20,000,000
-----------------------------------------------------------------------------------------------------
Net Assets applicable to Common Stock at a value of $6.43 per share on June 30, 1998      $54,132,475
-----------------------------------------------------------------------------------------------------
SUMMARY OF STOCKHOLDERS' EQUITY:
7.45% Cumulative Preferred Stock - par value $0.001 per share; 800,000 shares outstanding       $ 800
Common Stock - par value $0.001 per share; 8,423,423 shares outstanding
  (100,000,000 shares authorized)                                                               8,423
Additional paid-in capital                                                                 61,385,724
Undistributed net investment income                                                         1,041,469
Accumulated net realized gain on investments and foreign currency                           4,010,271
Quarterly and accrued distributions                                                          (778,112)
Net unrealized appreciation on investments and foreign currency                             8,463,900
-----------------------------------------------------------------------------------------------------
 Net Assets                                                                               $74,132,475
-----------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Six months ended     Year ended
                                                                                  June 30, 1998     December 31,
                                                                                   (unaudited)          1997
                                                                                   -----------      ------------
INVESTMENT OPERATIONS:
Net investment income                                                             $   552,850       $   667,252
 Net realized gain on investments and foreign currency                              3,233,177         2,063,873
 Net change in unrealized appreciation on investments and foreign currency            198,687         7,000,782
---------------------------------------------------------------------------------------------------------------
  Net increase in net assets from investment operations                             3,984,714         9,731,907
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                                     --           (30,862)
 Net realized gain on investments and foreign currency                                     --          (101,582)
 Quarterly and accrued distributions*                                                (745,000)          (33,112)
---------------------------------------------------------------------------------------------------------------
  Total distributions to Preferred Stockholders                                      (745,000)         (165,556)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
 Net investment income                                                                     --          (987,805)
 Net realized gain on investments and foreign currency                                     --        (3,251,357)
---------------------------------------------------------------------------------------------------------------
  Total distributions to Common Stockholders                                               --        (4,239,162)
---------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
 Reinvestment of distributions to Common Stockholders                                      --         2,231,274
 Net proceeds from issuance of Preferred Stock                                             --        19,180,000
---------------------------------------------------------------------------------------------------------------
  Total capital stock transactions                                                         --        21,411,274
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                          3,239,714        26,738,463
NET ASSETS:
 Beginning of period                                                               70,892,761        44,154,298
---------------------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income of
  $1,041,469 and $488,619, respectively)                                          $74,132,475       $70,892,761
---------------------------------------------------------------------------------------------------------------

* To be allocated to net investment income and capital gains at year-end.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



46 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

ROYCE GLOBAL TRUST, INC.              SIX MONTHS ENDED JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
  Interest                                                                  $  580,772
  Dividends                                                                    413,517
--------------------------------------------------------------------------------------
   Total Income                                                                994,289
--------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                                     369,888
  Professional fees                                                             27,696
  Custodian and transfer agent fees                                             26,405
  Administrative and office facilities expenses                                 17,467
  Directors' fees                                                                7,847
  Other expenses                                                                22,393
--------------------------------------------------------------------------------------
   Total Expenses                                                              471,696
   Fees Waived by Investment Adviser                                           (30,257)
--------------------------------------------------------------------------------------
   Net Expenses                                                                441,439
--------------------------------------------------------------------------------------
   Net Investment Income                                                       552,850
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency                       3,233,177
 Net change in unrealized appreciation on investments and foreign currency     198,687
--------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign currency        3,431,864
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                       $3,984,714
--------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
ROYCE GLOBAL TRUST, INC.
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                        Six months ended             Years ended December 31,
                                                         June 30, 1998    -----------------------------------------------------
                                                         (unaudited)        1997         1996     1995         1994        1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $6.04        $5.52         $5.09      $4.70       $5.24       $4.99
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment income                                       0.07         0.08          0.06       0.13        0.19        0.04
  Net realized and unrealized gain on investments and
   foreign currency                                           0.41         1.12          0.35       0.36       (0.62)       0.46
--------------------------------------------------------------------------------------------------------------------------------
  Total investment operations                                 0.48         1.20          0.41       0.49       (0.43)       0.50
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
  Net investment income                                         --           --            --         --          --          --
  Net realized gain on investments and foreign currency         --        (0.01)           --         --          --          --
  Quarterly and accrued distributions*                       (0.09)          --            --         --          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions to Preferred Stockholders              (0.09)       (0.01)           --         --          --          --
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
  Net investment income                                         --        (0.12)           --      (0.16)      (0.11)      (0.03)
  Net realized gain on investments and foreign currency         --        (0.41)           --      (0.01)         --       (0.22)
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions to Common Stockholders                    --        (0.53)           --      (0.17)      (0.11)      (0.25)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
  Effect of Preferred Stock offering                            --        (0.10)           --         --          --          --
  Effect of reinvestment of distributions by
    Common Stockholders                                         --        (0.04)           --         --          --          --
  Other Sources                                                 --           --          0.02       0.07          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Total capital stock transactions                              --        (0.14)         0.02       0.07          --          --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $6.43        $6.04         $5.52      $5.09       $4.70       $5.24
--------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                  $5.50        $5.06         $4.59      $4.19       $3.56       $4.31
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a):
  Net Asset Value (b)                                          6.5%        20.5%           --         --          --          --
  Market Value                                                 8.6%        21.3%          9.6%      22.3%      (17.4)%       9.3%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c, d)                                         1.63%**      0.94%         1.91%      2.14%       2.27%       2.43%
  Management fee expense                                      1.25%**      0.39%         0.83%      1.00%       1.00%       1.00%
  Other operating expenses                                    0.38%**      0.55%         1.08%      1.14%       1.27%       1.43%
Net investment income                                         2.04%**      1.35%         1.80%      2.80%       3.81%       0.74%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                   $74,132      $70,893       $44,154    $41,385     $41,106     $45,839
Portfolio Turnover Rate                                         25%          74%          159%        76%        483%        445%
Average Commission Rate Paid+                              $0.0591      $0.0610       $0.0396         --          --          --
PREFERRED STOCK:
Total shares outstanding                                   800,000      800,000            --         --          --          --
Asset coverage per share                                       371%         354%           --         --          --          --
Liquidation preference per share                            $25.00       $25.00            --         --          --          --
Average market value per share (e)                          $25.28       $25.25            --         --          --          --

 (a) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
 (b) For years prior to 1997, the Net Asset Value Total Return is not available.
 (c) Expense ratios based on total average net assets were 1.19%, 0.90%, 1.91%, 2.14%, 2.27% and 2.43% for the periods ended June 30, 1998 (annualized) and December 31, 1997, 1996, 1995, 1994 and 1993, respectively.
 (d) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.74%, 1.60% and 2.08% for the periods ended June 30, 1998 (annualized) and December 31, 1997 and 1996, respectively.
 (e) The average of month-end market values during the period.
  *  To be allocated to net investment income and capital gains at year-end.
 **  Annualized.
  + Beginning in 1996, funds are required to disclose average commission rates paid per share for purchases and sales of investments.

48 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

ROYCE GLOBAL TRUST, INC.
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:
     Royce Global Trust, Inc. (the "Fund"), formerly named All Seasons Global Fund, Inc., is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of investments:
     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotaions are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 Foreign Currency:
     The Fund does not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.

     Net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, as a result of changes in the exchange rates.

 Investment transactions and related investment income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

 Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to one or more Royce Funds are allocated in an equitable manner. Allocated personnel costs of employees of The Royce Funds are included in administrative and office facilities expenses.

 Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

 Distributions:
     Distributions paid to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions paid to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributable in the following year.

 Repurchase agreements:
     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 49

--------------------------------------------------------------------------------

ROYCE GLOBAL TRUST, INC.
--------------------------------------------------------------------------------

Capital Stock:
     On November 21, 1997, the Fund issued and sold 800,000 shares of 7.45% Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share.
     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Fund is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's. The Fund has met these requirements since issuing Preferred Stock.
     The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income, or net short-term capital gains, they will represent a return of capital.
     The Fund issued 425,004 shares of Common Stock as reinvestment by Common Stockholders of dividends and distributions for the year ended December 31, 1997.

Investment Advisory Agreement:
     Royce & Associates, Inc. ("Royce") assumed investment management responsibility for the Fund on November 1, 1996. The Investment Advisory Agreement between Royce and the Fund provides for fees at an annual rate of 1.0% of the average daily net assets of the Fund. In conjunction with its assumption of investment management, Royce agreed to voluntarily waive its fee until the Fund's market price had closed on the Nasdaq National Market at or above $5.28, the Net Asset Value per share of the Fund on October 31, 1996, for twenty consecutive trading days. On August 20, 1997, this condition was met and the fee waiver was discontinued.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month when the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock dividend rate during that period. Additionally, Royce has voluntarily committed to waive its fee to the extent necessary to reduce the Fund's expenses, as a percentage of total average net assets, to 1.375% from the date of Preferred Stock issuance to December 31, 1998.
     For the six months ended June 30, 1998, the Fund accrued and paid Royce advisory fees totaling $339,631, which is net of $30,257 voluntarily waived by Royce.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 1998, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $19,264,266 and $17,379,564, respectively.


50 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

STOCKHOLDER MEETING RESULTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
At a Special Meeting of Stockholders adjourned to and held on March 2 and 16, 1998, the Fund's stockholders approved (a) various amendments to the Articles Supplementary for the Fund's 7.80% Cumulative Preferred Stock to increase the frequency of dividend payments from annual to quarterly, reduce the annual dividend rate from 8.00% to 7.80% and extend the optional call protection period from August 15, 2001 to August 15, 2003, and (b) amendments concerning non-substantive stockholder voting rights and Board modifications. In addition, at the 1998 Annual Meeting of Stockholders held on April 28, 1998, the Fund's stockholders: (i) elected the board of directors, consisting of (a) Charles M. Royce, (b) Richard M. Galkin, (c) Stephen L. Isaacs, (d) John D. Diederich and
(e) David L. Meister and (ii) ratified the selection of Tait, Weller & Baker as independent accountants.

         COMMON STOCK     COMMON STOCK     COMMON STOCK
         AND PREFERRED    AND PREFERRED    AND PREFERRED
         STOCK VOTING     STOCK VOTING     STOCK VOTING     PREFERRED STOCK   PREFERRED STOCK   PREFERRED STOCK
         TOGETHER AS A    TOGETHER AS A    TOGETHER AS A      VOTING AS A       VOTING AS A       VOTING AS A
         SINGLE CLASS -   SINGLE CLASS -   SINGLE CLASS -   SEPARATE CLASS -  SEPARATE CLASS -  SEPARATE CLASS -
           VOTES FOR      VOTES AGAINST    VOTES ABSTAINED    VOTES FOR        VOTES AGAINST     VOTES ABSTAINED
           ---------      -------------    ---------------    ---------        -------------     ---------------
March 2 and 16, 1998 Special Meeting
    (a)    18,440,939       1,229,397          517,382        1,644,994           58,612            49,533
    (b)    17,432,485       1,552,041          664,331        1,601,273           91,584            86,872

April 28, 1998 Annual Meeting
(i) (a)    26,677,343             N/A          298,820              N/A              N/A               N/A
    (b)    26,626,342             N/A          349,821              N/A              N/A               N/A
    (c)    26,616,551             N/A          359,612              N/A              N/A               N/A
    (d)           N/A             N/A              N/A        2,164,132              N/A             6,060
    (e)           N/A             N/A              N/A        2,164,132              N/A             6,060
(ii)       26,575,665         212,127          188,371              N/A              N/A               N/A

---------------------------------------------------------------------------------------------------------------
ROYCE MICRO-CAP TRUST, INC.
---------------------------------------------------------------------------------------------------------------
At the 1998 Annual Meeting of Stockholders held on April 28, 1998, the Fund's stockholders: (i) elected of the board of directors, consisting of (a) Charles M. Royce, (b) Richard M. Galkin, (c) Stephen L. Isaacs,
(d) John D. Diederich and (e) David L. Meister and (ii) ratified the selection of Tait, Weller & Baker as independent accountants.

(i) (a)    12,829,818             N/A           83,714              N/A              N/A               N/A
    (b)    12,824,470             N/A           89,062              N/A              N/A               N/A
    (c)    12,824,470             N/A           89,062              N/A              N/A               N/A
    (d)           N/A             N/A              N/A        1,492,018              N/A             4,249
    (e)           N/A             N/A              N/A        1,492,018              N/A             4,249
(ii)       12,823,634          37,258            9,831              N/A              N/A               N/A

---------------------------------------------------------------------------------------------------------------
ROYCE GLOBAL TRUST, INC.
---------------------------------------------------------------------------------------------------------------
At the 1998 Annual Meeting of Stockholders held on April 28, 1998, the Fund's stockholders: (i) elected the board of directors, consisting of (a) Charles M. Royce, (b) Richard M. Galkin, (c) William L. Koke,
(d) Stephen L. Isaacs and (e) David L. Meister and (ii) ratified the selection of Tait, Weller & Baker as independent accountants.

(i) (a)     6,544,999             N/A          249,148              N/A              N/A               N/A
    (b)     6,542,040             N/A          252,108              N/A              N/A               N/A
    (c)     6,542,987             N/A          251,161              N/A              N/A               N/A
    (d)          N/A             N/A               N/A          765,606              N/A             4,906
    (e)          N/A             N/A               N/A          765,606              N/A             4,906
(ii)        6,320,159         437,654           36,334              N/A              N/A               N/A

---------------------------------------------------------------------------------------------------------------


By-law Amendments
    On June 18, 1998, the Boards of Directors of Royce Value Trust, Inc., Royce Micro-Cap Trust, Inc. and Royce Global Trust, Inc. approved By-law amendments which set forth the procedures and prior notice requirements for stockholders to nominate directors at, and bring other business before, a stockholders' meeting.


                                   The Royce Funds Semi-Annual Report 1998  | 51

OFFICERS

  Charles M. Royce, President and Treasurer

  John D. Diederich, Vice President

  Jack E. Fockler, Jr., Vice President

  W. Whitney George, Vice President

  Daniel A. O'Byrne, Vice President
  and Assistant Secretary

  John E. Denneen, Secretary

DIRECTORS

  John D. Diederich (RVT and OTCM)
  Royce Fund Services, Inc., President

  Donald R. Dwight
  Dwight Partners, Inc., President

  Richard M. Galkin
  Richard M. Galkin Associates, Inc., President

  Stephen L. Isaacs
  The Center for Health and Social
  Policy, President; Attorney

  William L. Koke (FUND)
  Shoreline Financial Consultants
  Registered Investment Adviser

  David L. Meister
  Communications Industry, Consultant

  Charles M. Royce
  Royce & Associates, Inc., President

INDEPENDENT ACCOUNTANTS

  Tait, Weller & Baker

CUSTODIAN, TRANSFER AGENT
AND REGISTRAR

  State Street Bank and Trust Company

Postscript
--------------------------------------------------------------------------------

[page background image: man playing basketball; shooting a basket--basketball is a graphic montage: Wall Street street sign, stock certificates, Stock Market building front, people working the stock market floor]

Hang Time

By now, the sight has grown familiar to all of us. A man with a basketball launches himself off the hardwood into the air from what looks like an absurdly early spot at the very top - the very tip - of the key. Moving gracefully and effortlessly skyward, he displays an uncanny ability to evade any defender in his path. The bodies of opponents gyrate at awkward angles, bobbing up and down in a futile effort to stop him -- they do not even slow him down. As he cruises toward the basket, there typically remains one hardy soul who will attempt to forestall the inevitable. Yet this defender is also left confounded and frustrated. Taking evasive action, the man shifts the ball from his left hand to his right, now back again to his left, as the last defender plummets earthward, landing on the court, able only to gaze upward and watch enviously as the man dunks the ball with an elegance that a dunk is not supposed to possess. Michael Jordan has done it again.

    Jordan's aerial exploits have become the stuff of legend because of moments such as this. With what looks like a casual disregard for the laws of gravity, he has risen to be not only the greatest athlete of his time and the greatest basketball player in the history of the game, but arguably the most famous human being on the face of the earth. Basketball writers looking for a way to do justice to his airness' high-flying feats have contributed a new phrase to our collective lexicon, used to describe anything that lingers longer in the air than physics or common sense would seem to allow - Hang Time.

    In our view, the stock market of the past four years is best characterized as Jordanesque in the ability of a different sort of rampaging bull to remain at lofty levels longer than any rational explanation would seem capable of justifying. The prognosticators who have explained exactly why the Dow had reached a peak at (take your pick) 7000, 8000 or 9000 have subsequently felt like the multitude of sports writers who have prematurely predicted Jordan's retirement. This explains why we like to avoid prognostication and instead save our energy for the real game - striving to build wealth for our stockholders. The fundamentals of our small-cap value style - finding attractively priced companies with solid financials - are the equivalent of good shot selection and tough defense.

    The market's remarkable hang time, like Jordan's, while enabling it to fly to unparalleled heights for unequaled lengths of time, also makes it the exception that proves the rule. Most would agree that Jordan is one of a kind, and we feel much the same way about the recent run of the market. We should all enjoy the good times while we can, without losing sight of the fact that, sooner or later, all good things come to an end. Someday, and the day is not far off, Michael will be more concerned about a tee time than a tip-off, having returned the game to mere mortals. We believe that the market, too, will return to more historical levels of performance and volatility, and when it does, we will be where we have always been, playing the game with a solid fundamental approach.

[sidebar]

The market's remarkable hang time, like Jordan's, while enabling it to fly to unparalleled heights for unequaled lengths of time, also makes it the exception that proves the rule. Most would agree that Jordan is one of a kind, and we feel much the same way about the recent run of the market.

[end sidebar]

                                      The
                                     Royce
                                     Funds

                   ONE OF THE INDUSTRY'S MOST EXPERIENCED AND
                 HIGHLY-RESPECTED SMALL COMPANY VALUE MANAGERS

Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with $3 billion in total assets under management, Royce & Associates, Inc. remains an independent firm committed to the same principles that have served us well for 25 years.

                          MULTIPLE FUNDS, COMMON FOCUS

Over the years, we have chosen to concentrate on small company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios by providing above-average full market cycle total returns with below-average risk.

                REALISTIC EXPECTATIONS AND CONSISTENT DISCIPLINE

Royce Premier Fund, Royce Total Return Fund and Pennsylvania Mutual Fund have been among the "lowest risk" small-cap equity funds available. We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends.

                             CO-OWNERSHIP OF FUNDS

As part of this commitment, it is important that our employees and shareholders share a common financial goal; our principals, employees and their affiliates currently have more than $40 million invested in The Royce Funds.



                VALUE INVESTING IN SMALL COMPANIES FOR 25 YEARS

THE ROYCE FUNDS                            ADVISOR SERVICES
1414 Avenue of the Americas                For Fund Materials, Performance Updates
New York, NY 10019                         (800) 59-ROYCE (597-6923)

GENERAL INFORMATION
Additional Report Copies                   E-MAIL:
(800) 221-4268                             funds@roycenet.com

STATE STREET BANK AND TRUST COMPANY
Custodian, Transfer Agent and Registrar    WEB ADDRESS:
(800) 426-5523                             www.roycefunds.com